SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         CRESTAR FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[BLACK & DECKER LOGO]

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                 The 1996 Annual Meeting of Stockholders of The Black &
            Decker Corporation will be held at the Sheraton Baltimore North Hotel, 901 Dulaney Valley Road, Towson, Maryland, on April 23, 1996, at 11:00 a.m., for the following purposes:

            1. To elect eight directors to hold office until their
               successors are elected and qualified;

            2. To consider and act upon a proposal to adopt The Black &
               Decker Executive Annual Incentive Plan;

            3. To consider and act upon a proposal to adopt The Black &
               Decker 1996 Employee Stock Purchase Plan;

            4. To consider and act upon a proposal to amend The Black &
               Decker Performance Equity Plan to, among other things, extend the period during which Performance Shares may be granted under the Plan from December 31, 1995 to December 31, 2000;

            5. To consider and act upon a proposal to adopt The Black &
               Decker 1996 Stock Option Plan;

            6. To ratify the selection of Ernst & Young LLP as
               independent public accountants for the Corporation for fiscal year 1996; and

            7. To transact such other business as may properly come
               before the meeting or any adjournment or adjournments thereof.

                 The Board of Directors has fixed the close of business
            on February 20, 1996, as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting.

                 Please sign, date and return the enclosed Proxy, which
            is being solicited by the Board of Directors of the Corporation.

            By Order of the Board of Directors

            /s/Barbara B. Lucas
            Barbara B. Lucas
            Vice President -- Public Affairs
              and Corporate Secretary
            March 1, 1996

            PLEASE NOTE PROXY STATEMENT AND PROXY CARD
            It is important to you and to the Corporation that your shares be represented at the meeting, regardless of the number of shares you own. If you are unable to be present in person, we ask that you SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN FAVOR OF the election of the persons designated by the Board of Directors, the approval of The Black & Decker Executive Annual Incentive Plan, the approval of The Black & Decker 1996 Employee Stock Purchase Plan, the approval of the amendment of The Black & Decker Performance Equity Plan, the approval of The Black & Decker 1996 Stock Option Plan, and the ratification of the selection of Ernst & Young LLP as independent public accountants.

PROXY STATEMENT

     The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the enclosed Proxy and Annual Report of The Black & Decker Corporation (the "Corporation"), including the consolidated financial statements of the Corporation for the fiscal year ended December 31, 1995, are first being mailed on or about March 1, 1996 to stockholders of record at the close of business on February 20, 1996 (the "Record Date"). The enclosed Proxy is being solicited by the Board of Directors of the Corporation in connection with the 1996 Annual Meeting of Stockholders to be held at the Sheraton Baltimore North Hotel, 901 Dulaney Valley Road, Towson, Maryland, on April 23, 1996, at 11:00 a.m. A stockholder giving a proxy may revoke it at any time prior to its exercise by signing another proxy bearing a later date or by giving the Secretary of the Corporation written notice prior to the meeting or oral or written notice at the meeting.

     The Corporation will supply proxies and proxy materials as requested to brokerage houses and other custodians, nominees, and fiduciaries for distribution to the beneficial owners of shares of the Corporation's capital stock and will reimburse them for their expenses in so doing. In addition to the use of the mails, proxy solicitations may be made by telephone and telecopy by employees of the Corporation and by representatives of D. F. King & Co., Inc., a proxy solicitation firm engaged by the Corporation to assist in the solicitation of proxies from brokers, institutional holders, nominees, and other stockholders. The cost of the firm's services, which is expected to be approximately $13,000 plus reimbursement of expenses, will be borne by the Corporation.

     The principal executive office of the Corporation is at 701 East Joppa Road, Towson, Maryland 21286 (telephone 410-716-3900).

VOTING SECURITIES

     On the Record Date, there were outstanding and entitled to vote 87,010,938 shares of common stock of the Corporation, par value $0.50 per share (the "Common Stock"), held by 18,811 stockholders of record, and 150,000 shares of Series B Cumulative Convertible Preferred Stock of the Corporation, without par value (the "Series B Stock"), all of which were held of record by Newell Investments Inc., a wholly owned subsidiary of Newell Co. ("Newell"). No shares of any other class of capital stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to the stockholders for a vote at the meeting, and each share of Series B Stock outstanding on the Record Date is entitled to 42 1/3 votes on each matter submitted to the stockholders for a vote at the meeting. The shares of Common Stock and Series B Stock will vote together as a single class on all matters submitted to the stockholders for a vote at the meeting. The election of directors and all other matters submitted to a vote at the meeting will be decided by the vote of a majority of all votes cast in person or by proxy at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but for all purposes other than the proposals to approve the amendment of The Black & Decker Performance Equity Plan and to approve The Black & Decker 1996 Stock Option Plan, abstentions will not be considered as votes cast in determining whether a matter has been approved by the stockholders. For purposes of the proposal to approve the amendment of The Black & Decker Performance Equity Plan and to approve The Black & Decker 1996 Stock Option Plan, abstentions will be considered as votes cast and, therefore, will have the same effect as votes against the proposal. If a broker or other record holder or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     As of the Record Date, to the best of the Corporation's knowledge, no persons other than Newell, J.P. Morgan & Co. Incorporated, FMR Corp., Loomis, Sayles & Company, L.P., and Harris Associates L.P. beneficially owned more than five percent of the outstanding shares of Common Stock, and no person other than Newell beneficially owned any shares of Series B Stock.

     Based on the Schedule 13D, as amended, and other documents filed by Newell with the Securities and Exchange Commission, the Schedule 13G, as amended, filed by J.P. Morgan & Co. Incorporated with the Securities and Exchange Commission, the Schedule 13G, as amended, filed by FMR Corp. with the Securities and Exchange Commission, the Schedule 13G, as amended, filed by Loomis, Sayles & Company, L.P. with the Securities and Exchange Commission, and the Schedule 13G filed by Harris Associates L.P. with the Securities and Exchange Commission, as of the date of those filings, Newell and its wholly owned subsidiary, Newell Investments Inc., and J.P. Morgan & Co. Incorporated, FMR Corp., and Harris Associates L.P. beneficially owned the following shares of Common Stock and Series B Stock:

                                               TITLE OF                AMOUNT OF                PERCENT OF
                  NAME                           CLASS            BENEFICIAL OWNERSHIP           CLASS(1)
Newell Co.                                   Common Stock             7,977,600 shares(2)       8.5%(3)
Newell Investments Inc.                      Series B                   150,000 shares          100%
29 East Stephenson Street                    Stock
Freeport, Illinois 61032

J.P. Morgan & Co. Incorporated               Common Stock             5,092,875 shares(4)       5.9%
60 Wall Street
New York, New York 10260

FMR Corp.(5)                                 Common Stock            10,399,828 shares(6)(7)   12.0%
82 Devonshire Street
Boston, Massachusetts 02109

Loomis, Sayles & Company, L.P.(8)            Common Stock             6,522,232 shares          7.5%
One Financial Center
Boston, Massachusetts 02111

Harris Associates L.P.(9)                    Common Stock             4,688,500 shares(10)      5.4%
Two North LaSalle Street-Suite 500
Chicago, IL 60602-3790

     (1) Percentages are based on number of shares of Common Stock outstanding as of the Record Date.

     (2) Includes 6,350,000 shares of Common Stock issuable upon conversion of the shares of Series B Stock.

     (3) Assumes conversion of all of the shares of Series B Stock.

     (4) The Schedule 13G filed by J.P. Morgan & Co. Incorporated disclosed that virtually all of the shares of Common Stock reported therein are held in accounts for various outside persons.

     (5) The Schedule 13G filed by FMR Corp. included Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, a director of FMR Corp., as reporting persons.

     (6) Includes 7,540,600 shares or 8.7% of the Common Stock outstanding owned by Fidelity Magellan Fund, an investment company registered under Section 8 of the Investment Company Act of 1940.

     (7) Includes 10,277,680 shares or 11.8% of the Common Stock outstanding beneficially owned by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

     (8) Loomis, Sayles & Company, L.P. is an investment adviser registered under the Investment Advisers Act of 1940. Of the shares shown as beneficially owned by Loomis, Sayles & Company, L.P., it has sole voting power with respect to 2,683,448 shares of Common Stock, shared voting power with respect to 32,400 shares of Common Stock, and shared dispositive power with respect to 6,522,232 shares of Common Stock.

     (9) The Schedule 13G filed by Harris Associates L.P., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, included Harris Associates, Inc., the sole general partner of Harris Associates L.P., as a reporting person.

     (10) Includes 3,000,200 shares or 3.4% of the Common Stock outstanding owned by The Oakmark Fund and 5,400 shares owned by The Oakmark Balanced Fund, two series of Harris Associates Investment Trust.

     In connection with the acquisition of the Series B Stock in September 1991, Newell entered into a 10-year standstill agreement that includes, among other things, provisions limiting certain actions by Newell in respect of the Corporation and provisions generally restricting to 15% Newell's equity interest in the Corporation. The agreement also provides that, during the term of the agreement, Newell shall vote its shares of Common Stock and Series B Stock in accordance with the recommendation of the Board of Directors of the Corporation or, in the absence of a recommendation, in the same proportion as the votes cast by all other holders of the Corporation's capital stock, except with respect to the election of individuals proposed by Newell to serve as members of the Board of Directors in accordance with the agreements between the Corporation and Newell and with respect to matters as to which a class vote is provided. In connection with the transfer by Newell to Newell Investments Inc. of the shares of Common Stock and Series B Stock owned by Newell, Newell Investments Inc. also agreed to be bound by the terms and conditions of the standstill agreement. In accordance with the terms of the agreements between the Corporation and Newell,
M. Cabell Woodward, Jr. has been proposed by Newell as a director of the Corporation.

ELECTION OF DIRECTORS

     Eight directors will be elected to hold office until their successors are elected and qualified. Unless otherwise specified, the proxies received will be voted for the election of the following persons:

[PICTURE]           NOLAN D. ARCHIBALD
                    CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER
                    THE BLACK & DECKER CORPORATION
                    Mr. Archibald received an undergraduate degree from Weber State University in 1968 and a master of business administration degree from the Harvard Graduate School of Business in 1970. After serving in various executive positions with Conroy, Inc., Mr. Archibald became vice president of marketing for the
                    Airstream Division of Beatrice Companies, Inc. in 1977. His subsequent positions at Beatrice included president of Del Mar Window Coverings, president of Stiffel Lamp Company, and president of the Home
                    Products Division. In 1983, Mr. Archibald was elected a senior vice president of Beatrice and president of the Consumer & Commercial Products Group. He left Beatrice and was elected president and chief operating officer of the Corporation in September 1985; he was elected chief executive officer of the
                    Corporation in March 1986. Since then, Mr. Archibald has been elected to the additional position of chairman of the board of the Corporation.

                    Mr. Archibald, who is 52, was first elected a director of the Corporation in September 1985. He also serves as a director of ITT Corporation and the Brunswick Corporation and as a trustee of The Johns
                    Hopkins University.

[PICTURE]           BARBARA L. BOWLES
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                    THE KENWOOD GROUP, INC.
                    Ms. Bowles received an undergraduate degree from Fisk University in 1968 and a master of business administration degree from the University of Chicago in 1971. Following graduation, she held various positions at First National Bank of Chicago, including vice president of trust investments. From 1981 to
                    1984, Ms. Bowles was assistant vice president and director of investor relations for Beatrice Companies,
                    Inc. In 1984, she joined Kraft, Inc., where she served as corporate vice president until 1989. Ms. Bowles is currently president of The Kenwood Group, Inc., an equity advisory firm that she founded in 1989.

                    Ms. Bowles, who is 48, was first elected a director of the Corporation in July 1993. She also serves as a director of Hyde Park Bank and Trust Company, the Chicago Urban League, and the Children's Memorial
                    Hospital of Chicago.

[PICTURE]           MALCOLM CANDLISH
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                    FIRST ALERT, INC.
                    Mr. Candlish received an undergraduate degree from the London School of Economics in 1956. After holding marketing positions with the Beecham Group in London and Brazil and with Colgate-Palmolive in New York,
                    Mr. Candlish worked for McKinsey & Company, Inc. from 1965 to 1977 in locations around the world, including New York, Melbourne, Sydney, Cleveland, and Toronto. He was elected a partner of McKinsey in
                    1971. From 1977 to 1983, he held various positions with Wilson Sporting Goods, including vice president and general manager of the International Division, senior vice president of marketing, and president. He then served six years as president and chief executive officer of Samsonite Corporation. In 1989, Mr.
                    Candlish joined Sealy, Inc. as president and chief operating officer, and shortly thereafter was named chief executive officer and chairman of the board. In 1992, Mr. Candlish left Sealy, Inc. and was elected a director, chairman of the board, and chief executive officer of First Alert, Inc., a manufacturer of home safety products.

                    Mr. Candlish, who is 60, was first elected a director of the Corporation in December 1991. He also serves as a director of American Mutual Life Assurance Company.

[PICTURE]           ALONZO G. DECKER, JR.
                    HONORARY CHAIRMAN OF THE BOARD
                    THE BLACK & DECKER CORPORATION
                    Mr. Decker was first employed by the Corporation in 1922. In 1929, he received a degree in electrical engineering (E.E.) from Cornell University and joined the Corporation on a full-time basis in 1930, concentrating most of his activities in engineering, research, and manufacturing. In 1940, Mr. Decker was elected a director of the Corporation and became vice president of manufacturing. He became executive vice president in 1956 and, in 1960, was elected president of the Corporation. He became chief executive officer in 1964 and, in 1968 while continuing as president and chief executive officer, was elected chairman of the board. Mr. Decker relinquished his positions as president in 1972, as chief executive officer in 1975, and as chairman of the board in 1979. He continues to serve the Corporation on a part-time basis in an advisory and consulting capacity.

                    Mr. Decker, who is 88, serves as a trustee of The Maryland Institute, College of Art. He also serves as a member of the Board of Visitors and Governors of Washington College and as a trustee emeritus of The
                    Johns Hopkins University.

[PICTURE]           ANTHONY LUISO
                    CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER
                    INTERNATIONAL MULTIFOODS CORPORATION
                    Mr. Luiso received an undergraduate degree from Iona College in 1967 and a master of business administration degree in 1982 from the University of Chicago. Upon graduation from college, he was employed by Arthur Andersen & Co. and, in 1971, joined Beatrice Companies, Inc. Mr. Luiso held various positions at Beatrice, including president and chief operating officer of the International Food Division and president and chief operating officer of Beatrice U.S. Food. Mr. Luiso left Beatrice in 1986 to become group vice president and chief operating officer of the Foodservice Group of International
                    Multifoods Corporation and currently serves as chairman of the board, president, and chief executive officer of that corporation.

                    Mr. Luiso, who is 52, was first elected a director of the Corporation in November 1988. He also serves as a director of Mac Frugal's Bargains (Bullet) Close-Outs Inc.

[PICTURE]           LAWRENCE R. PUGH
                    CHAIRMAN
                    VF CORPORATION
                    Mr. Pugh received an undergraduate degree from Colby College in 1956. After serving in various capacities with Hamilton Beach Company and Ampex Corporation, Mr. Pugh joined the Samsonite Luggage division of
                    Beatrice Companies, Inc. in 1972. He subsequently served as director of marketing and vice president of marketing until his election as president of that division in 1975. In 1980, Mr. Pugh joined VF
                    Corporation, an international apparel company, as president and a director. In 1982, Mr. Pugh was designated chief executive officer of VF Corporation and, in 1983, was named to the additional post of chairman of the board, the position he currently holds.

                    Mr. Pugh, who is 63, was first elected a director of the Corporation in 1985. He also serves as a director of Mercantile Stores Company, Inc., Meridian Bancorp., Inc. and Unum Insurance Co. and is
                    chairman of the board of trustees of Colby College and chairman of the board of Reading Hospital.

[PICTURE]           MARK H. WILLES
                    CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                    THE TIMES MIRROR COMPANY
                    Mr. Willes received an undergraduate degree from Columbia College in 1963 and a doctorate from Columbia
                    Graduate School of Business in 1967. He was Assistant Professor of Finance and Visiting Lecturer at the
                    Wharton School of Finance and Commerce of the University of Pennsylvania from 1967 to 1971. In 1971, Mr.
                    Willes joined the Philadelphia Federal Reserve Bank, where he held a number of positions, including director of research and first vice president. He was president of the Federal Reserve Bank of
                    Minneapolis from 1977 to 1980. He joined General Mills, Inc. in 1980 as executive vice president and chief financial officer, was elected president, chief operating officer, and a director of General Mills in 1985, and was elected vice chairman of the board in 1992. Effective June, 1995, Mr. Willes was elected a director, president, and chief executive officer of The Times Mirror Company, a national information company, and effective January, 1996 was elected to the additional post of chairman of the board.

                    Mr. Willes, who is 54, was first elected a director of the Corporation in 1990. He also serves as a director of The Talbots, Inc. and Ryder System, Inc.

[PICTURE]           M. CABELL WOODWARD, JR.
                    RETIRED VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER
                    ITT CORPORATION
                    Mr. Woodward received an undergraduate degree from Princeton University in 1951 and a master of business administration degree from New York University in 1962. He began his career as a financial officer at
                    Hanover Bank. In 1961, he joined Continental Baking Company as assistant treasurer and was later elected vice president-finance and a director. He was elected executive vice president of Continental in 1969 and later that year was named president and chief executive officer. In 1978, Mr. Woodward became executive vice president and chief financial officer of ITT Corporation. Two years later, he was elected a director and, in 1985, was elected a vice chairman and served in that capacity until his retirement in February
                    1993.

                    Mr. Woodward, who is 67, was first elected a director of the Corporation in April 1993. He also serves as a director of Melville Corporation and as a Trustee of Managed Accounts Services Portfolio Trust, a
                    management investment company sponsored by Paine Webber, Incorporated. He served as a director of Capital
                    Cities/ABC, Inc. in 1995.

BOARD OF DIRECTORS

     COMPENSATION OF DIRECTORS. Directors who are not officers of the Corporation receive an annual retainer of $30,000 for service on the Board of Directors, including service on Board committees. Directors also receive a fee of $1,000 for each Board or Board committee meeting attended and are reimbursed for expenses incurred in connection with attendance. In addition, the chairman of each of the Board committees receives an annual retainer of $3,000. Each director has the option to defer all or part of the annual retainer and meeting attendance fees. During the deferral period, interest accrues monthly for the benefit of the director on the deferred amount at the rate earned on employee contributions under the Thrift Feature of The Black & Decker Retirement Savings Plan. Under the Corporation's 1995 Stock Option Plan for Non-Employee Directors, upon initial election to the Board of Directors each director (other than directors who are full-time employees) receives a grant of options to purchase 2,000 shares of Common Stock and upon re-election each director receives an option to purchase 1,500 shares of Common Stock. The option exercise price is the market price on the date of grant. Options become exercisable one year from the date of grant and remain exercisable for 10 years from the date of grant. The Corporation provides $100,000 of term life insurance for each director who is not an employee of the Corporation and $200,000 of accident insurance coverage during each day that a director is traveling in connection with the Corporation's business. The Corporation also has an agreement with Mr. Decker pursuant to which Mr. Decker is employed as a part-time employee/consultant at an annual rate of $150,000 to provide such consulting and advisory services as the Board of Directors or the president of the Corporation may request.

     The Board of Directors may designate a retired director as a director emeritus for a period of one year for each of the first three years following the director's retirement. A director emeritus is a director for all purposes, except that he or she (a) is not counted for quorum purposes, (b) may not vote, and (c) receives an annual retainer fee of $15,000 instead of $30,000. The Corporation provides retirement benefits, in an amount equal to one-half of the annual retainer on the date the director's service terminates, to a director who retires after having served for five or more years and who has not accepted election as a director emeritus. The retirement benefit is paid in monthly installments to the director or the director's surviving spouse until (a) the number of monthly payments made equals the number of months of service by the director, (b) 120 monthly payments have been made, or (c) the last day of the month following the death of the individual entitled to the payments, whichever occurs first. The retirement benefit is based only on service as a non-employee director.

     During 1995, the Board of Directors held five meetings, and all directors, except Anthony Luiso, attended more than 75% of the total number of meetings of the Board and Board committees on which they served.

     COMMITTEES. The Board of Directors currently has four standing committees:
Executive, Organization, Audit, and Finance.

     EXECUTIVE COMMITTEE. The Executive Committee, which is currently composed of Alonzo G. Decker, Jr. (Chairman), Nolan D. Archibald, Anthony Luiso, J. Dean Muncaster, and Lawrence R. Pugh, did not meet during 1995. The Executive Committee meets when required on short notice during intervals between meetings of the Board of Directors and has authority to exercise all of the powers of the Board of Directors in the management and direction of the affairs of the Corporation, subject to specific directions of the Board of Directors and subject to the limitations of the Maryland General Corporation Law.

     ORGANIZATION COMMITTEE. The Organization Committee, which is currently composed of Lawrence R. Pugh (Chairman), Anthony Luiso, and Mark H. Willes, met five times during 1995. Its functions include reviewing on a continuing basis the Corporation's management structure and performance, nominating annually a slate of officers and members of the standing committees of the Board of Directors, recommending the election and removal of officers, reviewing annually the job performance of the elected officers, reviewing and recommending salaries and benefits for key corporate officers, administering the Corporation's incentive compensation plans, and acting as the Stock Option Committee to administer the Corporation's stock option plans.

     The Organization Committee also reviews and recommends changes in Board composition, handles problems of continuing fitness of individual directors, recommends candidates for election to the Board of Directors to fill vacancies between annual meetings of stockholders, and proposes to the Board of Directors a slate of nominees for submission to the stockholders for election as directors at the annual meeting of stockholders. In performing its nominating function, the Organization Committee will consider nominees recommended by stockholders. Recommendations should be submitted in writing to the Secretary of the Corporation before October 1 of each year and must include a description of the proposed nominee's qualifications, other relevant biographical data, and an indication of the consent of the proposed nominee to serve as a director of the Corporation if elected.

     AUDIT COMMITTEE. The Audit Committee, which is currently composed of J. Dean Muncaster (Chairman), Barbara L. Bowles, Malcolm Candlish, and M. Cabell Woodward, Jr., met four times during 1995. Its functions include making recommendations to the Board of Directors regarding the selection of independent accountants, approving the selection of and change in the independent accountants selected by the Corporation's subsidiaries, conferring with the independent accountants and reviewing the scope of and the fees for their prospective annual audit and the results of their work, reviewing the Corporation's consolidated financial statements, serving as a channel of communications between the Board of Directors, management, and the independent accountants, reviewing the adequacy of the Corporation's internal auditing, accounting, and financial controls and procedures, and approving the nature and scope of non-audit services performed by the independent accountants.

     FINANCE COMMITTEE. The Finance Committee, which is currently composed of Anthony Luiso (Chairman), Mark H. Willes, Malcolm Candlish, and M. Cabell Woodward, Jr., met five times during 1995. Its functions include reviewing the financial policies and procedures of the Corporation, reviewing operating and financial results, considering corporate financing and the issuance and sale of the Corporation's securities, reviewing capital expenditure and operating budgets, approving borrowings having a term in excess of one year, making recommendations to the Board of Directors on dividends, reviewing certain acquisitions, divestitures and dispositions of real estate, reviewing foreign currency movements and exposures, considering mergers and the acquisition or disposition of major assets, and generally overseeing the pension plans of the Corporation and its subsidiaries.

     NOMINATION OF DIRECTORS. The Corporation's By-Laws provide that only persons nominated in accordance with the following procedures shall be eligible for election as directors at the meeting. Nominations of persons for election as directors may be made at the meeting by, or at the direction of the Board of Directors by any nominating committee or person appointed by the Board, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth below.

     Nominations, other than those made by or at the direction of the Board, shall be made pursuant to written notice delivered to or mailed to and received by the Secretary of the Corporation at the principal executive office of the Corporation not less than 50 days nor more than 75 days prior to the meeting; provided, however, that, in the event less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which the notice of the date of the meeting was mailed or the public disclosure was made, whichever first occurred. The notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address, and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of the proposed nominee to serve as a director of the Corporation.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and the defective nomination shall be disregarded.

     SECTION 16. Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and persons who own more than 10% of a registered class of the Corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange, and the Corporation. Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Corporation believes that, with respect to transactions required to have been reported in 1995 or on a Form 5 for the year ended December 31, 1995, all filing requirements were complied with on a timely basis.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents information, as of the Record Date, about the number of shares of Common Stock beneficially owned by each of the directors and named executive officers of the Corporation and by all current directors and executive officers of the Corporation as a group. Other than Mr. Archibald, who beneficially owns 2.4% of the shares of Common Stock, each of the named directors and executive officers beneficially owns less than 1% of the shares of Common Stock, and all current directors and executive officers as a group beneficially own 3.4% of the shares of Common Stock. These figures include shares of Common Stock that the executive officers have the right to acquire within 60 days of the Record Date pursuant to the exercise of stock options. None of the shares of Series B Stock are beneficially owned by directors or executive officers of the Corporation.

                                                     NUMBER OF SHARES
                                                       BENEFICIALLY
            NAME                                          OWNED
Nolan D. Archibald                                   2,177,190(1)
Barbara L. Bowles                                        1,000(2)
Malcolm Candlish                                         4,650(2,3)
Alonzo G. Decker, Jr.                                  326,380(2,4)
Raymond A. DeVita                                       52,373(5)
Charles E. Fenton                                       49,207(6)
Joseph Galli                                            59,745(7)
Don R. Graber                                           52,087(8)
Anthony Luiso                                            5,000(2)
Lawrence R. Pugh                                           500(2)
Mark H. Willes                                           4,330(2,9)
M. Cabell Woodward, Jr.                                  4,000(2)
All Directors and Executive
  Officers as a Group (19 persons)                   3,066,173(10)

     (1) Of the total number of shares shown as owned by Mr. Archibald, 2,020,000 shares represent the number of shares Mr. Archibald has the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans. Mr. Archibald owns 157,190 shares, of which 2,245 shares are held under The Black & Decker Retirement Savings Plan and 15,240 shares are held by a family partnership over which Mr. Archibald has voting and investment power.

     (2) In addition, each of the referenced directors has the right to acquire 2,000 shares of Common Stock within 60 days of the date of this Proxy Statement pursuant to the exercise of stock options granted under The Black & Decker 1995 Stock Option Plan for Non-Employee Directors.

     (3) The shares shown as owned by Mr. Candlish are owned by a revocable trust over which Mr. Candlish has voting and investment power in his capacity as a settlor and a trustee.

     (4) Of the total number of shares shown as owned by Mr. Decker, 130 shares are held under The Black & Decker Retirement Savings Plan, 3,339 shares are held directly by Mr. Decker's spouse, and 150,000 shares are held by two trusts of which Mr. Decker is one of two trustees.

     (5) Of the total number of shares shown as owned by Mr. DeVita, 41,500 shares represent the number of shares Mr. DeVita has the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans.

     (6) Of the total number of shares shown as owned by Mr. Fenton, 1,172 shares are held under The Black & Decker Retirement Savings Plan and 42,250 shares represent the number of shares Mr. Fenton has the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans.

     (7) Of the total number of shares shown as owned by Mr. Galli, 1,214 shares are held under The Black & Decker Retirement Savings Plan and 51,400 shares represent the number of shares Mr. Galli has the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans.

     (8) Of the total number of shares shown as owned by Mr. Graber, 1,528 shares are held under The Black & Decker Retirement Savings Plan and 37,250 shares represent the number of shares Mr. Graber has the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans.

     (9) Of the total number of shares shown as owned by Mr. Willes, 4,230 shares are owned jointly with his spouse and 100 shares are owned by Mr. Willes' son, who shares his same household.

     (10) Of the total number of shares shown as owned by all directors and executive officers as a group, 13,825 shares are held for the account of the executive officers under The Black & Decker Retirement Savings Plan and 2,451,675 shares represent the number of shares executive officers have the right to acquire within 60 days upon the exercise of options granted under the Corporation's stock option plans.

     The information provided in the above chart is based on information received from the directors and executive officers. The inclusion of shares in the table is not an admission of beneficial ownership by the director or executive officer next to whose name the shares appear. Unless otherwise indicated in a footnote to the table, the named director or executive officer held sole voting and investment power over the shares.

     In 1993, the Board of Directors adopted a stock ownership policy for the Corporation's executive officers. The primary purpose of the policy is to strike a balance between the objectives of stock ownership and individual financial planning. The policy provides for a minimum share ownership target that ranges from shares having a market value of one times an executive officer's base salary to four times the base salary of the chairman, president, and chief executive officer. Until the minimum share ownership target is met, an executive officer is expected to retain at least 50% of the net shares received under The Black & Decker Performance Equity Plan (the "PEP") and upon exercise of stock options under the Corporation's stock option plans. The policy does not apply to executive officers who have attained the age of 60.

EXECUTIVE COMPENSATION

     The following tables and related text summarize, in accordance with the regulations of the Securities and Exchange Commission, the Corporation's compensation of its executive officers.

SUMMARY COMPENSATION

     The following table summarizes certain information regarding the Corporation's compensation of its chief executive officer and the four other most highly compensated executive officers whose total annual salary and bonus (excluding unusual and non-recurring items) for fiscal year 1995 exceeded $100,000.

                                                                               LONG-TERM COMPENSATION
                                               ANNUAL COMPENSATION               AWARDS        PAYOUTS
                                                                 OTHER        SECURITIES                    ALL
                                                                 ANNUAL       UNDERLYING                   OTHER
                                                                COMPEN-        OPTIONS/                    COMPEN-
NAME AND PRINCIPAL POSITION      YEAR    SALARY      BONUS      SATION          SARS        LTIP PAYOUTS   SATION
Nolan D. Archibald               1995    $838,942    $810,000   $922,015 (A)        --      $1,135,011     $23,558 (B)
Chairman, President, and         1994     825,000     740,000    123,157 (C)        --         494,759      20,444 (D)
Chief Executive Officer          1993     825,000     650,000    157,288 (E)        --              --      20,708 (F)

Raymond A. DeVita                1995     345,000     200,000     25,484 (G)        --         406,822      19,590 (H)
Executive Vice President         1994     345,000     195,000    164,261 (I)    10,000         167,074      16,798 (J)
                                 1993     345,000     155,000     31,199 (G)        --              --      16,604 (K)

Charles E. Fenton                1995     298,333     300,000     22,861 (L)    25,000         257,457       8,801 (M)
Vice President and General       1994     280,000     187,000     22,208 (L)     9,000         102,818       6,711 (N)
Counsel                          1993     263,500     165,000     25,954 (L)        --              --       8,128 (O)

Joseph Galli                     1995     252,308     262,500     19,956 (P)   100,000         127,342       5,964 (Q)
Group Vice President             1994     217,500     205,000     19,910 (P)    50,000          46,881       4,213 (R)
                                 1993     182,583     130,000     16,438 (P)    50,000              --       5,540 (S)

Don R. Graber                    1995     278,333     250,000     91,107 (T)    25,000         184,710      10,737 (U)
Group Vice President             1994     261,667     100,000    121,737 (V)     9,000          71,963       8,265 (W)
                                 1993     246,250     100,000     42,926 (X)    20,000              --       9,238 (Y)

     (A) Includes perquisites and other personal benefits of $56,978. The perquisites and other personal benefits included personal use of the Corporation's plane at an approximate cost to the Corporation of $31,222 and reimbursement for financial counseling fees of $16,000. In addition, the referenced amounts include $768,885 paid to Mr. Archibald in connection with his exercise of 60,000 cash appreciation rights to cover the income tax liability incurred upon exercise of stock options in 1995 in accordance with the terms of the options granted to Mr. Archibald in 1985.

     (B) Includes $4,500 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $19,058 in life insurance premiums paid by the Corporation.

     (C) Includes perquisites and other personal benefits of $59,087. The perquisites and other personal benefits included personal use of the Corporation's plane at an approximate cost to the Corporation of $31,832 and reimbursement for financial counseling fees of $18,578.

     (D) Includes $2,970 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $17,474 in life insurance premiums paid by the Corporation.

     (E) Includes perquisites and other personal benefits of $58,066. The perquisites and other personal benefits included personal use of the Corporation's plane at an approximate cost to the Corporation of $33,400 and reimbursement for financial counseling fees of $16,669.

     (F) Includes $4,670 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $16,038 in life insurance premiums paid by the Corporation.

     (G) In addition, the Corporation provides certain perquisites and other personal benefits. The aggregate dollar cost to the Corporation of the perquisites and other personal benefits received by Mr. DeVita in fiscal years 1995 and 1993 did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns.

     (H) Includes $4,500 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $15,090 in life insurance premiums paid by the Corporation.

     (I) Includes perquisites, other personal benefits, and reimbursement for moving expenses of $99,773. The reimbursement for moving expenses totaled $96,548.

     (J) Includes $2,970 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $13,828 in life insurance premiums paid by the Corporation.

     (K) Includes $4,670 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $11,934 in life insurance premiums paid by the Corporation.

     (L) In addition, the Corporation provides certain perquisites and other personal benefits. The aggregate dollar cost to the Corporation of the perquisites and other personal benefits received by Mr. Fenton did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the three fiscal years reported.

     (M) Includes $4,500 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $4,301 in life insurance premiums paid by the Corporation.

     (N) Includes $2,970 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $3,741 in life insurance premiums paid by the Corporation.

     (O) Includes $4,670 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $3,458 in life insurance premiums paid by the Corporation.

     (P) In addition, the Corporation provides certain perquisites and other personal benefits. The aggregate dollar cost to the Corporation of the perquisites and other personal benefits received by Mr. Galli did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the three fiscal years reported.

     (Q) Includes $4,500 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $1,464 in life insurance premiums paid by the Corporation.

     (R) Includes $2,970 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $1,243 in life insurance premiums paid by the Corporation.

     (S) Includes $4,670 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $870 in life insurance premiums paid by the Corporation.

     (T) Includes perquisites, other personal benefits, and reimbursement for moving expenses of $58,021. The reimbursement for moving expenses totaled $32,620. The perquisites and other personal benefits include club dues of $14,850.

     (U) Includes $4,500 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $6,237 in life insurance premiums paid by the Corporation.

     (V) Includes perquisites, other personal benefits, and reimbursement for moving expenses of $91,992. The reimbursement for moving expenses totaled $75,305.

     (W) Includes $2,970 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $5,295 in life insurance premiums paid by the Corporation.

     (X) In addition, the Corporation provides certain perquisites and other personal benefits. The aggregate dollar cost to the Corporation of the perquisites and other personal benefits received by Mr. Graber in fiscal year 1993 did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns.

     (Y) Includes $4,670 in contributions by the Corporation to The Black & Decker Retirement Savings Plan and $4,568 in life insurance premiums paid by the Corporation.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to grants made by the Corporation of stock options to named executive officers pursuant to the Corporation's stock option plans during fiscal year 1995. No SARs were granted to executive officers during fiscal year 1995.

                                                                                          POTENTIAL REALIZED VALUE
                                  INDIVIDUAL GRANTS                                                  AT
                         NUMBER OF                                                             ASSUMED ANNUAL
                         SECURITIES          % OF TOTAL                                           RATES OF
                         UNDERLYING     OPTIONS/SARS GRANTED     EXERCISE                 STOCK PRICE APPRECIATION
                        OPTIONS/SARS        TO EMPLOYEES         OR BASE     EXPIRATION        FOR OPTION TERM
        NAME             GRANTED(A)        IN FISCAL YEAR         PRICE         DATE           5%           10%
Nolan D. Archibald            --                 --                 --           --             --            --
Raymond A. DeVita             --                 --                 --           --             --            --
Charles E. Fenton           25,000               3.4%            $35.50      12/13/05      $  558,144    $1,414,446
Joseph Galli               100,000              13.6              31.00       7/19/05       1,949,573     4,940,602
Don R. Graber               25,000               3.4              35.50      12/13/05         558,144     1,414,446

     (A) The referenced stock options have an exercise price equal to the fair market value of Common Stock on the date of grant as defined in the underlying stock option plan, and become exercisable in four equal annual installments commencing 12 months after the date of grant.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

    The following table sets forth certain information with respect to the exercise of stock options and SARs by the Corporation's named executive officers during fiscal year 1995 and information concerning the number and value of unexercised stock options at December 31, 1995. The value of unexercised stock options is based on the closing price per share of Common Stock of $35.25 on December 29, 1995, the last trading day of fiscal year 1995. As of that date no SARs were outstanding.

                                                              NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                                 OPTIONS/SARS AT                  OPTIONS/SARS AT
                         SHARES ACQUIRED      VALUE             DECEMBER 31, 1995                DECEMBER 31, 1995
        NAME               ON EXERCISE       REALIZED      EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
Nolan D. Archibald         60,000            $798,669(A)   2,020,000       240,000          $34,459,375     $4,659,375
Raymond A. DeVita            --                 --            52,500         7,500              748,438         89,063
Charles E. Fenton            --                 --            42,250        31,750              676,672         85,641
Joseph Galli                 --                 --            51,400       170,000              800,325      1,373,125
Don R. Graber               2,100              21,656         56,750        43,750            1,038,733        261,891

     (A) As reported in the Other Annual Compensation column of the Summary Compensation Table, Mr. Archibald received a cash payment of $768,885 in connection with the exercise of 60,000 related cash appreciation rights.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                           NUMBER OF          PERFORMANCE OR
                            SHARES,         OTHER PERIOD UNTIL      ESTIMATED FUTURE PAYOUTS UNDER
                         UNITS OR OTHER       MATURATION OR         NON-STOCK PRICE-BASED PLANS(B)
        NAME               RIGHTS(A)              PAYOUT          THRESHOLD      TARGET      MAXIMUM
Nolan D. Archibald         17,809             3 years             $313,884      $627,767     $941,651
Raymond A. DeVita             --                 --                  --            --          --
Charles E. Fenton           4,240             3 years               74,730       149,460      224,190
Joseph Galli                5,936             3 years              104,622       209,244      313,866
Don R. Graber               4,099             3 years               72,245       144,490      216,735

     (A) Each of the referenced awards constitutes a grant under the PEP of Performance Units equivalent to shares of Common Stock in December 1995 for the three-year period commencing January 1, 1996. Cash amounts paid under the PEP during fiscal year 1995 for outstanding Performance Units in amounts equal to the dividends that would have been paid if the Performance Units were granted in the form of shares of Common Stock are included in the Other Annual Compensation column of the Summary Compensation Table.

     (B) In accordance with the performance goals established under the PEP for the three-year period ending December 31, 1998, the threshold, target, and maximum awards are equal to 50%, 100%, and 150%, respectively, of the Performance Units granted. The various levels of future payouts will be based upon the Corporation's achievement at the end of the three-year performance period of established earnings per common share targets. Subject to the terms of the PEP, the future payouts under the PEP may be adjusted by the Organization Committee based on individual contributions made to the Corporation or other factors deemed appropriate by the Organization Committee. The amounts shown for each named executive officer are based on the closing price per share of Common Stock of $35.25 on December 29, 1995, the last trading day of fiscal year 1995. The value of any payouts ultimately received by each of the named executive officers will vary depending, among other things, on the price per share of Common Stock on the date the payouts are made.

PENSION BENEFITS

     The following table shows the estimated annual retirement benefits payable under the Corporation's pension plans to participating employees, including the executive officers named in the Summary Compensation Table, in the remuneration and years of service classifications indicated. The Corporation maintains tax-qualified defined benefit plans, which cover most officers and salaried employees on a non-contributory basis. Certain tax code provisions limit the annual benefits that may be paid from tax-qualified retirement plans. As permitted by the Employee Retirement Income Security Act of 1974, as amended, the Corporation also maintains supplemental plans that authorize payment out of the general funds of the Corporation of benefits in excess of amounts permitted to be paid under the tax-qualified plans. The following table reflects benefits payable under both the tax-qualified plans and the applicable supplemental plans.

                               PENSION PLAN TABLE

                                            YEARS OF SERVICE
REMUNERATION         15             20             25             30             35
 $  300,000      $  150,000     $  150,000     $  150,000     $  150,000     $  150,000
    500,000         250,000        250,000        250,000        250,000        250,000
    700,000         350,000        350,000        350,000        350,000        350,000
    900,000         450,000        450,000        450,000        450,000        450,000
  1,100,000         550,000        550,000        550,000        550,000        550,000
  1,300,000         650,000        650,000        650,000        650,000        650,000
  1,500,000         750,000        750,000        750,000        750,000        750,000
  1,750,000         875,000        875,000        875,000        875,000        875,000
  2,000,000       1,000,000      1,000,000      1,000,000      1,000,000      1,000,000

     Compensation used under the tax-qualified defined benefit plans and the applicable supplemental plans in calculating the annual normal retirement benefit amounts reflected in the Pension Plan Table is the highest three-year average out of the executive's last five years of employment with the Corporation of base annual salary and bonuses (as reported in the Summary Compensation Table). The normal retirement age for pension plan purposes is age 65 and for supplemental plan purposes is age 60 with five years of service.

     The respective years of service credited for pension purposes as of December 31, 1995, and the estimated years of service at age 60 for each of the persons named in the Summary Compensation Table are as follows:

                                    YEARS OF SERVICE         YEARS OF SERVICE
             NAME                 AT DECEMBER 31, 1995     AT NORMAL RETIREMENT
Nolan D. Archibald                        10.25                    17.75
Raymond A. DeVita                         37.58                    38.08
Charles E. Fenton                          6.67                    19.08
Joseph Galli                              14.50                    38.92
Don R. Graber                             11.67                    19.50

     The Pension Plan Table reflects the annual benefit payable commencing at the participant's 60th birthday in the form of an annuity for the participant's life with a 50% contingent annuity payable in favor of his or her spouse. Under this pension benefit option, if a participant dies while receiving benefits, his or her surviving spouse receives 50% of the monthly benefits for the spouse's life.

     The benefits reflected in the Pension Plan Table are offset or reduced by 100% of the participant's Social Security benefits, certain severance benefits, and any retirement, disability, death, and similar benefits received from the Corporation or any other employer.

SEVERANCE BENEFITS AND OTHER AGREEMENTS

     Certain of the terms and conditions of employment of Nolan D. Archibald, the Corporation's chairman, president, and chief executive officer, are governed by a written employment contract. Mr. Archibald's contract currently provides for an annual salary of $900,000, severance payments to Mr. Archibald on substantially the same terms and conditions set forth below in respect of the severance benefits agreements, and the continuation of substantially all benefits and perquisites for a three-year period or until Mr. Archibald obtains substantially equivalent employment.

     In addition to the severance benefits agreements discussed below, the Corporation has an executive salary continuance plan covering certain officers of the Corporation, including Messrs. DeVita, Fenton, Galli, and Graber. In the event any of those officers is terminated other than for cause, his compensation and benefits will be continued for a period of up to one or two years or until another position of employment is obtained, whichever occurs first. The compensation and benefits payable to the executive under the salary continuance plan will be offset by the compensation and benefits paid to, or credited for the account of, the executive by another employer; provided, however, that the Corporation will continue to pay the difference between the executive's new compensation and benefits and his or her base salary and benefits with the Corporation at the time of termination, if higher, for the remainder of the period.

     In 1986, the Corporation entered into severance benefits agreements that provide for payments to be made to certain key management employees who are terminated following a change in control of the Corporation. These agreements have been amended and restated, and currently cover approximately 17 employees, including each of the named executive officers. The severance benefits agreements expire on December 31, 2000, unless a change in control shall have occurred prior to that date, in which case the agreements expire 36 months after the date of the change in control. The severance benefits agreements provide for the payment by the Corporation of specified benefits in the event the employment of the employee terminates under certain circumstances during a period of three years following any change in control of the Corporation. For purposes of these agreements, a change in control shall be deemed to take place whenever (i) a person, group of persons, or other entity becomes the beneficial owner, directly or indirectly, of securities of the Corporation having 20% or more of the combined voting power of the Corporation's then-outstanding securities, (ii) certain significant changes in the composition of the Board of Directors occur,
(iii) the Corporation enters into an agreement that would result in a change of control, or (iv) the stockholders of the Corporation approve certain extraordinary transactions.

     Circumstances triggering payment of severance benefits under these agreements include (i) involuntary termination of employment for reasons other than death, disability, retirement, or cause, or (ii) voluntary termination by the employee in the event of certain significant changes in the nature of his or her employment, including certain reductions in compensation and changes in responsibilities and powers.

     Benefits under the severance benefits agreements generally include (i) a lump sum severance payment equal to three times the sum of (a) the employee's annual base salary and (b) the employee's Annual Incentive Plan maximum payment,
(ii) payment of deferred compensation, (iii) maintenance for a period of three additional years of all life, disability, accident, medical, dental and health insurance benefits substantially similar to those benefits to which the employee was entitled immediately prior to termination, (iv) certain additional payments to cover any excise tax imposed by Section 4999 of the Internal Revenue Code, and (v) reimbursement of legal fees and expenses, if any, incurred as a result of such termination. For purposes of the foregoing, Annual Incentive Plan maximum payment shall mean the higher of the employee's maximum potential award under the Annual Incentive Plan for 1995 or any greater maximum potential award provided for in any subsequent year.

     The Board of Directors believes that these severance benefits agreements encourage the commitment and availability of its key management employees and ensure that they will be able to devote their full attention and energies to the Corporation's affairs in the face of potentially disruptive and distracting circumstances that may arise in the event of an attempted or actual change in control or an unsolicited takeover of the Corporation. In any such event, key management employees will be able to analyze and evaluate proposals objectively with a view to the best interests of the Corporation and its stockholders and to take such other action as the Board of Directors may deem to be appropriate. The severance benefits agreements, however, may have the incidental effect of discouraging takeovers and protecting the employees from removal, since the agreements increase the cost that would be incurred by an acquiring company seeking to replace current management.

ORGANIZATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Recommendations regarding the compensation of the Corporation's executive officers are made by the Organization Committee and submitted to the Board of Directors for approval. The Board of Directors did not reject or modify in any material way any of the recommendations of the Organization Committee during 1995.

     PHILOSOPHY AND OBJECTIVES. The Corporation seeks to attract and retain top quality executives by providing a competitive, performance-based executive compensation program. The fixed compensation element of the program is intended to be, in the aggregate with other compensation, competitive with the market. The incentive compensation element is designed to focus management on annual and long-term financial performance and on long-term stock price performance, with both annual and long-term objectives and both cash and stock-based rewards. The program reflects the Corporation's pay-for-performance philosophy and is intended to provide pay commensurate with performance.

     Total payouts under the incentive compensation element of the program vary with the Corporation's annual and long-term performance against the objectives and targets established under each of the incentive compensation plans and with the Committee's and the Board of Directors' subjective evaluation of individual performance.

     The Committee's evaluation process and the actual level of annual incentive compensation for an individual executive officer is not based solely on a mechanical or mathematical formula. Instead, once it is determined that a participant is eligible for payment under the Annual Incentive Plan because the Corporation reached its threshold earnings per common share ("EPS") and, if applicable, the participant's particular business unit reached its financial targets, the exact amount of the payment is determined by multiplying the target payment by a payout factor and an individual performance factor. Although the payout factor is determined by a mathematical formula calculated against preestablished objectives, the actual payment is determined following a subjective evaluation of the participant's performance and success in areas deemed to be significant to the Corporation as a whole or to the particular business unit. This evaluation may result in a payment in excess of the target amount (subject to the maximum amounts payable under the plan) or less than the target amount. In arriving at its decision, the Committee also considers both internal and external changes that occurred during the year and the extent to which the participant responded to those changes. This process, which is not constrained by fixed formulas, gives the Committee the flexibility necessary to respond to the continually changing multinational environment in which the Corporation operates.

     In 1993, the United States Internal Revenue Code was amended to limit deductions for certain compensation in excess of $1 million annually paid to executive officers of public companies such as the Corporation. The legislation imposing this change was unclear on a number of important issues, and the ultimate effect of the change on the Corporation and other public companies depends to a significant extent on the final implementing regulations, which were issued in December 1995 (the "Section 162(m) Regulations"). The legislation and the Section 162(m) Regulations exclude from the $1 million limitation compensation payable under a written binding contract that was in effect on February 17, 1993. Based on its review of the legislation and the Section 162(m) Regulations, the Corporation believes that a substantial portion of Mr. Archibald's compensation in 1995 (including Mr. Archibald's base salary through October 19, 1995) is exempted by this provision from the $1 million deduction limitation.

     At the direction of the Committee, during 1995 management of the Corporation conducted a review of the legislation, the proposed regulations thereunder and, following their release, the Section 162(m) Regulations. At its February 1996 meeting, the Committee considered the results of management's review and recommendations and decided to take steps to preserve its federal income tax deductions for compensation paid under the Corporation's stock option and incentive compensation plans. As a result, the Corporation is requesting its stockholders to approve The Black & Decker Executive Annual Incentive Plan, The Black & Decker 1996 Stock Option Plan, and certain amendments to The Black & Decker Performance Equity Plan. The Committee intends to continue to monitor its executive compensation plans and policies with a view toward preserving the deductibility of executive compensation while maintaining an ability to attract and retain those executives necessary to assist the Corporation in reaching its goals and objectives. Because the Committee believes that the prudent use of discretion in determining pay level is in the best interest of the Corporation and its stockholders, under some circumstances (other than in the context of The Black & Decker Executive Annual Incentive Plan) the Committee may continue to exercise discretion in determining appropriate amounts of compensation. In those situations, the compensation paid may not be fully deductible.

     PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION. The principal components of the executive compensation program are base salary, annual and long-term incentive compensation, and stock option incentives.

     The Corporation's objective is to pay its executive officers base salaries that are sufficient to attract and retain individuals with the qualities believed to be necessary for the long-term financial success of the Corporation and otherwise are competitive in the marketplace. An individual executive officer's salary level generally is based on tenure, an evaluation of the executive officer's performance during the period in which he or she has been employed by the Corporation or its subsidiaries, and other special circumstances such as the international nature of the Corporation's business, overseas assignments, and direct competition for the executive officer's services. The Committee and the Board of Directors generally consider increases in base salary at 14-month intervals for executive officers other than the chief executive officer and at 18-month intervals for the chief executive officer. The Committee and the Board of Directors from time to time also consider increases in base salary in connection with significant promotions or increases in the responsibilities of executive officers and when, in their opinion, it is necessary to respond to competitive pressures.

     Historically, under the Corporation's Annual Incentive Plan, the Committee approved annual bonuses based upon a number of factors, including but not limited to EPS performance against established targets. Individual awards generally have been based upon corporate financial performance (as measured by corporate EPS, excluding unusual or non-recurring charges and credits, where appropriate), business unit performance (as measured by operating income and working capital management against budget, each determined at the business unit level), and a subjective evaluation of individual performance. Target incentive awards then have been multiplied by a payout factor and an individual performance factor. In 1995, for executive officers who were members of the corporate staff, the payout factor was entirely dependent upon actual EPS measured against target EPS. For executive officers with operating responsibility for individual units, 25% of the payout factor was determined by comparing actual EPS to target EPS, and 75% was determined by comparing business unit operating income and working capital management to target business unit performance in these areas.

     The Corporation's 1995 EPS exceeded the EPS target established by the Committee at the beginning of the year for purposes of awards under the Annual Incentive Plan. Target incentive awards for 1995 ranged from 15% to 60% of base salary, with maximum awards of 22.5% to 90% of base salary depending on the extent to which the Corporation exceeded the EPS target for the year and the Committee's evaluation of each individual's performance and the performance of the business unit or units for which the individual was responsible. In 1995, 348 individuals participated in the Annual Incentive Plan.

     The Corporation's long-term incentive program comprises the Performance Equity Plan (the "PEP") and stock option plans. The PEP is a stock-unit based performance plan adopted in 1989 to replace the former cash-based long-term incentive compensation plan. PEP units and stock options are granted annually to eligible participants, except that in the case of stock options approximately 50 executive officers and other key employees have received multi-year grants rather than annual grants. The PEP units provide a potential award, payable in stock, based on the Corporation's three-year performance against an established EPS target. The EPS target under the PEP is established by the Committee at the beginning of each three-year period after consideration of the Corporation's long-term operating plan. Stock options generally have a 10-year term, are granted at fair market value on the date of grant, and become exercisable over a four-year period (or, in the case of certain multi-year grants previously made to senior executive officers, a five-year period). The number of PEP units or stock options granted to an executive officer for a given period generally is a function of the individual's base salary, in that the dollar value of the shares underlying the PEP unit or stock option grant ranges from 25% to 70% of base salary. To maximize the incentive aspects of these programs and focus on those individuals who are in a position to have the greatest effect on the Corporation's performance, the percentages of base salary increase as the level of responsibility of the executive officer increases.

     The number of PEP units or stock options is not tied to past corporate performance, since the ultimate value of the stock option or performance unit depends on future corporate performance and the future market values of the Corporation's stock.

     Approximately 388 individuals received stock options in 1995 and 30 individuals received payouts for the three-year PEP performance period that ended on December 31, 1995.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Archibald's base salary during most of 1995 was paid pursuant to the terms of a preexisting employment agreement at a rate of $825,000 per year. The Committee reviewed Mr. Archibald's performance and the Corporation's results in recent years at its October 1995 meeting. In October, the Committee recommended and the Board of Directors approved increasing Mr. Archibald's annual salary to $900,000. In doing so, the Committee and the Board of Directors considered the Corporation's improved performance in 1994 and the first three quarters in 1995, its prospects for the full year, and Mr. Archibald's individual performance. Since Mr. Archibald's salary was last adjusted in 1989, the increase was approximately 1.35% on an annualized basis.

     Mr. Archibald's annual incentive award of $810,000 for fiscal year 1995 was based on the Corporation's EPS (after adjustment for unusual or non-recurring charges and credits) of $2.01. Under the Annual Incentive Plan criteria established at the beginning of 1995, Mr. Archibald was eligible for a target award of 60% of his base salary with a maximum award of 90% of his base salary. In arriving at a maximum award, the Committee considered the fact that the Corporation's EPS exceeded both the target and maximum EPS goals for fiscal year 1995. The Committee also considered its subjective evaluation of the Corporation's financial performance and Mr. Archibald's individual performance, including increases in stockholder wealth and the Corporation's financial performance in areas such as earnings, revenue growth, return on sales and net equity, cash flow, debt reduction, progress in strengthening management talent and depth and new product development initiatives and in reducing overhead, and the improved financial performance of those businesses that had not met expectations in fiscal year 1994.

     Stock options and PEP awards represent Mr. Archibald's primary long-term incentive opportunity. Coupled with the Corporation's stock ownership policy for executive officers, which is discussed above under the caption "Security Ownership of Management," these components of the Corporation's long-term incentive award program are intended to create a strong motivation to develop and implement strategies that lead to consistent and lasting increases in the Corporation's return to its stockholders.

     Mr. Archibald did not receive any stock options during fiscal year 1995. During the year Mr. Archibald exercised a stock option for 60,000 shares granted to him in connection with his hiring in 1985. Under the terms of that option, which was exercisable at $17.625 per share, Mr. Archibald was reimbursed for his tax costs associated with the option exercise and the related tax reimbursement.

     For the three-year performance period ended December 31, 1995, Mr. Archibald had been granted 29,241 PEP units. Because the Corporation achieved the established EPS target for this performance period, 33,139 shares were awarded to Mr. Archibald for the period. This number of shares represented an award of approximately 113% of the PEP units initially granted to Mr. Archibald for this performance period and was calculated by comparing the actual EPS to the target award EPS (which would have entitled Mr. Archibald to a 100% award) and the maximum award EPS (which would have entitled Mr. Archibald to a 150% award) established at the beginning of the performance period. For the three-year performance period beginning January 1, 1996, the Committee granted Mr. Archibald 17,809 PEP units which, if earned, would equal approximately 70% of his current salary based on the stock price on the date of grant.

     COMPENSATION OF OTHER EXECUTIVE OFFICERS. With the exception of executive officers who received salary increases in connection with their election as executive officers or substantial promotions in 1995, the named and other executive officers of the Corporation received salary increases ranging from no raise to a raise of 10% during fiscal year 1995.

     The named and other executive officers of the Corporation (other than Mr. Archibald) received annual incentive awards ranging from $86,625 to $300,000. The incentive awards were determined in a manner consistent with the plans and philosophy described above, with the exception that two officers received special bonuses outside of the Corporation's Annual Incentive Plan in recognition of their extraordinary contributions during fiscal year 1995.

     For the three-year performance period beginning January 1, 1995, the Committee granted PEP units to executive officers (other than Mr. Archibald) based on target percentages of base salary of approximately 40% to 60% in a manner consistent with the philosophy described above. For the three-year performance period ended December 31, 1995, the Committee awarded shares to those executive officers participating in the PEP at a level of approximately 113% of the PEP units initially granted for this performance period in a manner consistent with the philosophy described above.

     A number of named and other executive officers of the Corporation (other than Mr. Archibald) received stock option grants during 1995. The level of the stock option grants was determined based on the Corporation's long-term incentive compensation philosophy described above. Generally the options have a 10-year term, are exercisable at the fair market value of the shares of Common Stock on the date of grant, and become exercisable ratably over a four-year period.

     ACCESS TO COMPETITIVE COMPENSATION DATA. The Committee reviews with management competitive data from recognized national surveys concerning executive compensation levels and practices as part of the process of establishing an appropriate level of overall executive compensation. These surveys include some of the companies that are included in the Peer Group used by the Corporation in the comparison of five-year cumulative total return set forth below as well as many other companies not in the Peer Group. The Committee has chosen not to limit the survey information to companies in the Peer Group because the search to attract new executives is not limited to companies within the same industry, and the competition the Corporation faces to retain existing executives comes from companies in many different industries. After reviewing the available competitive data, the Committee evaluates the executive's performance and considers the particular needs of the Corporation to arrive at individual compensation decisions, which involve an overall appraisal of the executive.

     The Committee's and the Board of Directors' eligibility criteria for membership on the Committee provides that a director may not serve on the Committee if, among other things, the director is or was an employee of the Corporation, is receiving compensation from the Corporation in any capacity other than as a director, or is an employee or principal of an advisor or consultant or of a significant customer or supplier.

                          Lawrence R. Pugh (Chairman)
                                 Anthony Luiso
                                 Mark H. Willes

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                            [camera-ready chart here]

                                               Total Return -- Data Summary
                           BDK
                                                  Cumulative Total Return
                                                                                         <C
                                       12/90     12/91     12/92     12/93     12/94     12/95
Black & Decker             BDK         100       186       202       225       275       414
PEER GROUP                 PPEER1      100       111       124       169       162       202
S&P 500                    I500        100       130       140       155       157       215

     Assumes $100 invested at the close of business on December 31, 1990, in Black & Decker Common Stock, Standard & Poor's (S&P) 500 Index, and Peer Group.

     Cumulative total return assumes reinvestment of dividends.

     Peer Group consists of the companies in S&P Hardware and Tools, Value Line Home Appliances, Business Week Machine and Hand Tools, and Fortune Industrial and Farm Equipment. Total return was weighted according to market capitalization of each company at the beginning of each year. As a result of the combination of the Fortune 500 and the Fortune Service 500 by Fortune Magazine during fiscal year 1995, the Fortune Industrial and Farm Equipment includes three companies that previously were not included in this index. The Corporation will provide a list of each of the companies in its Peer Group upon request. Requests should be directed to the Corporation at its principal offices, Attention: Corporate Secretary.

PROPOSAL TO ADOPT THE BLACK & DECKER EXECUTIVE ANNUAL INCENTIVE PLAN.

     The Board of Directors of the Corporation, at its meeting held on February 14, 1996, unanimously adopted resolutions approving The Black & Decker Executive Annual Incentive Plan (the "EAIP"), a copy of which is attached hereto as Exhibit A, recommending the EAIP to the stockholders, and directing that the EAIP be submitted to the stockholders for their approval at the meeting.

     As indicated above in the Organization Report on Executive Compensation, the Corporation believes that a critical element of its performance-based executive compensation program is the incentive compensation element, which is designed to focus management on annual and long-term financial performance and on long-term stock price improvement. The annual incentive portion of this incentive compensation element for many years has been a cash incentive plan that is intended to reward participants for performance. Under the former annual incentive plans, the total payouts have varied with the Corporation's annual performance against the objectives and targets established by the Organization Committee and the Board of Directors. Under those plans, the Organization Committee and the Board of Directors had significant discretion to modify awards based on their evaluation of individual performance.

     In light of the adoption of the Tax Code provisions that limit deductions for certain compensation in excess of $1 million annually paid to executive officers of public companies such as the Corporation and, following the adoption in December 1995 of the Section 162(m) Regulations, the Organization Committee and the Board of Directors determined that it was appropriate to adopt a new annual incentive plan and submit the new plan for stockholder approval in order to ensure that amounts paid to executive officers thereunder would be fully deductible for federal income tax purposes. Because the Committee believes that the prudent use of discretion in determining pay level is in the best interest of the Corporation and its stockholders, under some circumstances (other than in the context of The Black & Decker Executive Annual Incentive Plan) the Committee may continue to exercise discretion in determining appropriate amounts of compensation. In those situations, the compensation paid may not be fully deductible.

     SUMMARY OF THE EAIP. The EAIP will be administered by the Organization Committee of the Board of Directors or such other committee of the Board of Directors composed solely of two or more outside directors within the meaning of the Section 162(m) Regulations as the Board of Directors shall from time to time appoint. The Committee is authorized to construe and interpret the EAIP, to establish rules for its administration, to select participants, and to determine the performance goals applicable for each fiscal year. All decisions of the Committee will be final, conclusive, and binding on the Corporation and the participants. To be eligible to participate in the EAIP, an employee must be an officer of the Corporation. The Committee is required to administer the EAIP in a manner consistent with the Section 162(m) Regulations so as to enable awards paid under the EAIP to be "qualified performance-based compensation" within the meaning of the Section 162(m) Regulations.

     Within 90 days of the beginning of each fiscal year (or, if earlier, before 25% of the period of service to which the performance goals relate has elapsed), the Committee will establish or approve performance goals. The performance goals will be based on one, or a combination of, the following factors: the market price of the Common Stock at the close of business on the last business day of the fiscal year, increases in the market price of the Common Stock during the fiscal year, the Corporation's earnings for the fiscal year (either before taxes, before interest and taxes, before depreciation, amortization, interest and taxes, or after all of the foregoing), the Corporation's earnings per share for the fiscal year or, as to the Corporation or any subsidiary, group, division, or operating unit thereof, the average annual return on equity or net assets for the fiscal year, the average annual gross margin or cost of goods sold for the fiscal year, or the average annual cash flow from operations or free cash flow for the fiscal year. The actual business criteria for a particular fiscal year will be selected by the Committee, and the related performance goals for the particular fiscal year will be determined by the Committee, within 90 days of the beginning of the fiscal year (or, if earlier, before 25% of the period of service to which the performance goals relate has elapsed). The Committee does not anticipate that it will disclose the specific goal or goals for any fiscal year, because the Committee believes that this information is confidential business information, the disclosure of which would adversely affect the Corporation.

     Following the end of each fiscal year, the Committee will determine whether and to what extent the previously established performance goals have been reached. The decision to pay or not to pay an award and the amount of the award to be paid under the EAIP will be made by the Committee based on the previously established performance goals and in accordance with the Section 162(m) Regulations. Under the EAIP, the maximum award for any fiscal year that may be earned by a participant will be equal to 200% of his or her annual base salary on the date the Committee establishes the performance goals for the period. For fiscal year 1996, the Committee established maximum award levels for the Corporation's executive officers at 200% of target, with target award levels ranging from 35% to 100% of base salary. Notwithstanding the foregoing, the maximum bonus payable to a participant under the EAIP for any fiscal year shall be $4 million. Prior to making any awards under the EAIP, the Committee will be required to certify that the performance goals have been satisfied. Notwithstanding the foregoing, the Committee in its sole discretion may reduce the amount of any award paid to a participant below the amount of the award that otherwise would be payable upon application of the performance goals for the applicable period and may decide not to pay an award when performance goals for the applicable period have been satisfied, but under no circumstances may the Committee increase the amount of any award that otherwise would be payable to a participant upon application of the performance goals under the EAIP.

     The Committee has established performance goals based on earnings per share for fiscal year 1996 under the EAIP; provided, that the participation of employees in the EAIP is conditioned upon approval of the EAIP by the stockholders of the Corporation at the meeting. For fiscal year 1996, the Organization Committee has established an objective formula that will result in specified awards under the EAIP upon attainment of the earnings per share targets. In determining whether a particular participant will receive an award and, if so, the amount of the award, the Organization Committee intends to exercise negative discretion to reduce or eliminate the actual award after consideration of the qualitative criteria and individual performance factors considered by the Organization Committee under the Corporation's former annual incentive plans. The Organization Committee believes that this approach will provide it with the flexibility necessary to maintain an appropriate annual incentive plan while allowing compensation thereunder to be deductible for federal income tax purposes.

     Because the Organization Committee and the Board of Directors believe that an appropriate annual incentive compensation plan is critical to the ability of the Corporation to retain and continue to attract individuals necessary for the Corporation's success, the Organization Committee and the Board of Directors believe that approval of the EAIP is in the best interest of the stockholders of the Corporation. In the event that the EAIP is not approved at the meeting, the Organization Committee and the Board of Directors believe it would be necessary to adopt some other form of annual incentive compensation plan or arrangement. Any annual incentive compensation paid under such other plan or arrangement would not qualify for the exclusion from the $1 million compensation limit for qualified performance-based compensation under the Section 162(m) Regulations.

     VOTE REQUIRED. The approval of the EAIP requires the affirmative vote of a majority of the votes cast at the meeting provided that a quorum is present. As indicated above, neither abstentions nor broker non-votes will be considered as votes cast for purposes of determining whether the EAIP has been approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE BLACK & DECKER EXECUTIVE ANNUAL INCENTIVE PLAN.

PROPOSAL TO ADOPT THE BLACK & DECKER 1996 EMPLOYEE STOCK PURCHASE PLAN.

     The Board of Directors of the Corporation, at its meeting held on February 14, 1996, unanimously adopted resolutions approving The Black & Decker 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"), a copy of which is attached hereto as Exhibit B, recommending the Stock Purchase Plan to the stockholders, and directing that the Stock Purchase Plan be submitted to the stockholders for their approval at the meeting.

     The Corporation has maintained employee stock purchase plans similar to the Stock Purchase Plan for over 30 years. In the opinion of the Board of Directors, the Stock Purchase Plan will continue to provide an attractive incentive to employees and will give employees a greater interest in the growth and success of the Corporation. The Stock Purchase Plan replaces The Black & Decker 1991 Employee Stock Purchase Plan, which expires in April 1996.

     The Stock Purchase Plan is being presented to the stockholders of the Corporation for approval solely to enable the Stock Purchase Plan to qualify under Section 423 of the Tax Code. A discussion of the tax consequences under the Stock Purchase Plan is set forth below. The Stock Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 or Section 401(a) of the Tax Code.

     SUMMARY OF THE STOCK PURCHASE PLAN. The Stock Purchase Plan includes five consecutive, one-year offering periods commencing in each case on the third Friday in May (the "offering date") and ending on the first Friday in July of the following year (the "purchase date"). A total of 750,000 shares of Common Stock have been reserved for issuance under the Stock Purchase Plan. The maximum number of shares of Common Stock purchasable by all eligible employees in each of the offering periods is as follows: in the first offering period, 150,000 shares; in the second offering period, one-fourth of the remaining shares; in the third offering period, one-third of the remaining shares; in the fourth offering period, one-half of the remaining shares; and in the fifth offering period, all of the remaining shares.

     Participation in the Stock Purchase Plan is limited to regular, full-time employees who have been in the employ of the Corporation or its subsidiaries for at least one year as of each applicable offering date; provided, however, that
(i) employees who are officers of the Corporation within the meaning of Section 16 under the Securities Exchange Act of 1934 are not eligible to participate unless they are not "highly compensated employees"within the meaning of the Tax Code, and (ii) employees of subsidiaries with a principal place of business outside of the United States are not eligible to participate. An employee who owns shares of capital stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Corporation also is ineligible to participate in the Stock Purchase Plan. As of each offering date, eligible employees will be entitled to subscribe for a number of shares equal to the lesser of (i) the number of whole shares purchasable for $25,000 based on the price of the Common Stock on the offering date, (ii) the number of whole shares purchasable for 15% of the employee's base salary based on the price of the Common Stock on the offering date or (iii) 500 shares. The purchase price for shares of Common Stock purchased under the Stock Purchase Plan is the lesser of 90% of the closing sale price on the offering date or 90% of the closing sale price on the purchase date, in each case adjusted down to the nearest one-eighth. The purchase price is payable in United States dollars by payroll deductions withheld during the offering period.

     Participating employees are entitled to cancel their subscriptions under the Stock Purchase Plan at any time prior to the applicable purchase date. Subscriptions of employees who are terminated while participating in the Stock Purchase Plan (or who are laid off without a right of recall or for a period of 90 days or more) will be canceled upon such termination (or on such 90th day). Subscriptions of employees who retire or die while participating in the Stock Purchase Plan are subject to probation by the employee or his or her estate. Upon cancellation of a subscription, funds previously deposited by the employees will be returned to the employees without interest.

     The rights of employees participating in the Stock Purchase Plan are not transferable. The Board of Directors of the Corporation may amend or terminate the Stock Purchase Plan at any time without notice; provided, however, that no participating employee's existing rights are adversely affected and that no such amendment may (i) decrease the purchase price for shares, (ii) increase the maximum number of shares purchasable by a participating employee, (iii) extend the duration of the Stock Purchase Plan or (iv) increase the number of shares offered under the Stock Purchase Plan.

     SUMMARY OF TAX CONSEQUENCES OF THE STOCK PURCHASE PLAN. The following discussion of certain federal income tax consequences of the Stock Purchase Plan is based on the Tax Code provisions in effect on the date of this Proxy Statement, current regulations thereunder and existing administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and the tax consequences may vary depending on the personal circumstances of individual employees.

     If the Stock Purchase Plan is approved by the stockholders at the meeting, the Stock Purchase Plan will qualify under Section 423 of the Tax Code. As such, if no disposition of the shares of Common Stock purchased by an employee occurs within two years of the applicable offering date or within one year from the applicable purchase date, no tax consequences will arise for the employee at the time of purchase. Instead, he or she will be taxed on the shares at the time of their disposition, and there will be no tax consequences to the Corporation. If a participating employee disposes of the shares of Common Stock prior to the time periods referenced in the preceding sentence, the employee will be deemed to have received compensation equal to the difference between the value of the shares on the date of purchase and the purchase price paid by the employee, and the Corporation will be allowed a tax deduction equal to the amount of compensation deemed to have been received by the employee.

     VOTE REQUIRED. The adoption of the Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the meeting provided that a quorum is present. As indicated above, neither abstentions nor broker non-votes will be considered as votes cast for purposes of determining whether the Stock Purchase Plan has been approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE BLACK & DECKER 1996 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL TO AMEND THE BLACK & DECKER PERFORMANCE EQUITY PLAN.

     The Board of Directors of the Corporation, at its meeting held on February 14, 1996, unanimously adopted resolutions declaring it advisable to amend The Black & Decker Performance Equity Plan (the "PEP"), in the form attached hereto as Exhibit C, recommending the amendment of the PEP to the stockholders, and directing that the amendment of the PEP be submitted to the stockholders for their approval at the meeting.

     The PEP was originally approved by the stockholders in 1989, and in the opinion of the Board of Directors, it has worked well to enhance the Corporation's ability to attract and retain effective and capable employees who contribute to the growth and success of the Corporation. If the amendments to the PEP are approved by the stockholders, the PEP will continue in effect as an important part of the Corporation's overall executive compensation package, and Performance Shares will be available for grant until December 31, 2000.

     The primary purposes of the proposed amendments to the PEP are to extend the term of the PEP so that Performance Shares may be granted after December 31, 1995 and on or before December 31, 2000, and to conform the provisions of the PEP applicable to the participation of executive officers of the Corporation, for Performance Periods beginning on or after January 1, 1996, to the requirements of the Section 162(m) Regulations. The amendments do not add any shares to those shares currently reserved under the PEP.

     SUMMARY OF THE PEP. The PEP is administered by the Organization Committee of the Board of Directors or such other committee of the Board of Directors composed of at least three members not eligible to participate in the PEP as the Board of Directors shall from time to time appoint. The Committee is authorized to construe and interpret the PEP, to establish rules for its administration, to select participants, and to determine the number of Performance Shares to be granted to each participant.

     Participants in the PEP are granted Performance Shares, which may be authorized but unused shares of the Common Stock or units equivalent thereto. The maximum number of Performance Shares that may be granted and the maximum number of shares of Common Stock that may be issued under the PEP is 1,500,000, subject to certain adjustments. Any Performance Shares granted and subsequently forfeited under the PEP (and the related shares of Common Stock) thereafter are once again available for grant and issuance under the PEP. Subject to certain provisions in the event of an extraordinary transaction or a Change of Control (as defined in the PEP), Performance Shares paid in cash rather than in shares of Common Stock are applied against the above limitation on the number of shares of Common Stock that may be issued under the PEP.

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     The Committee selects the individual participants in the PEP (the
"Participants") from those full-time salaried employees of the Corporation or its subsidiaries who, in the opinion of the Committee, have the capacity to contribute in substantial measure to the successful performance of the Corporation and its subsidiaries.

     For each grant of Performance Shares, the Committee establishes a performance period, normally three years (a "Performance Period"), and establishes a performance objective or objectives relating to, in whole or in part, the performance of the Corporation or any subsidiary, group, division, or operating unit (the "Performance Goals"). The Performance Goals are established on the basis of such criteria, and to accomplish such objectives, as the Committee from time to time determines. To provide Participants with additional motivation, the Committee, in its discretion, may provide for the issuance to individual Participants, where target Performance Goals are exceeded, of additional, fully vested, and unrestricted Performance Shares not to exceed 50% of the Performance Shares granted for the Performance Period. During the Performance Period and thereafter until payment is made in accordance with the PEP, the Committee has the authority to adjust upward or downward the Performance Goals or the measure or measures of performance in any manner that it deems appropriate in order to reflect unusual, extraordinary or nonrecurring events, changes in applicable accounting rules or principles or in the Corporation's methods of accounting, changes in applicable tax law or regulations, or such other factors as the Committee may determine, including authority to determine that all or a portion of any Performance Shares otherwise earned for the Performance Period have not been earned.

     If Performance Shares are granted in the form of shares of Common Stock, certificates representing the Performance Shares are issued in the name of the Participant, but are retained in the custody of the Corporation until paid out following the end of the Performance Period; provided, however, that the Committee has the authority to deem any greater percentage up to the maximum percentage of Performance Shares (not to exceed 50% of the number granted) to be earned. If the Participant ceases to be an employee prior to the end of the Performance Period, the Participant's Performance Shares (including the percentage thereof determined pursuant to the first sentence of this paragraph) shall be forfeited except to the extent otherwise provided in the PEP.

     During the Performance Period and until such time thereafter as payment is made in accordance with the PEP, the Performance Shares are not transferable except to the extent rights pass upon the death of the Participant, as described below, to the beneficiary designated by the Participant to receive them in the event of the Participant's death or, in the absence of an effective designation, his or her spouse or estate (a "Designated Beneficiary"). Participants have the right during the Performance Period to receive all cash dividends and other cash distributions with respect to Performance Shares granted to the Participant that have not previously been forfeited and to vote the shares. Any distributions of shares of stock or other securities or property made with respect to Performance Shares held in the name of a Participant will be treated as part of the Performance Shares of the Participant and will be subject to forfeiture and all the other limitations and restrictions imposed upon the Performance Shares. In the event of the death of the Participant, his or her Designated Beneficiary has the same right to receive cash dividends and other cash distributions with respect to the Performance Shares that are not forfeited and to vote such shares as the Participant would have had if he or she had survived.

     If Performance Shares are granted in the form of units equivalent to shares of Common Stock, no certificates are issued with respect to the units, but the Corporation maintains a bookkeeping account in the name of the Participant to which the units relate and the units otherwise are treated in a comparable manner, including the payment of amounts equivalent to cash dividends and other cash distributions, as if the Participant had been awarded shares of Common Stock, except that no voting rights or other stock ownership rights apply to the units.

     As soon as practicable after the end of a Performance Period, the Committee determines the extent to which the Performance Goals have been achieved or exceeded and the percentages (not in excess of 150%), if any, of the granted Performance Shares that have been earned. In accordance with procedures

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specified by the Committee, payment of Performance Shares earned may be made in
Common Stock, cash, or a combination thereof as determined by the Committee.

     If prior to the end of the Performance Period, a Participant dies or ceases to be an employee by reason of (i) retirement from active employment with a right to receive an immediate pension benefit under the applicable pension plan of the Corporation or any of its subsidiaries, (ii) extended disability (such as entitles the Participant to long-term disability payments under the applicable pension plan or long-term disability plan of the Corporation or any of its subsidiaries), or (iii) for any other reason specified in each case by the Committee, there shall be forfeited as of such cessation of employment a number of Performance Shares equal to the number granted to the Participant for that Performance Period multiplied by a fraction, the numerator of which will be the number of full calendar months from the date of the Participant's cessation of employment to the end of the Performance Period, and the denominator of which will be the number of months representing the entire Performance Period; provided, that the Committee is authorized in each case to declare that a lesser number of Performance Shares will be forfeited. With respect to the Performance Shares that are not so forfeited as of the date of such cessation of employment, the Performance Period will continue, and the percentage of the remaining Performance Shares that are earned or forfeited will be determined based upon the extent to which the applicable Performance Goals for the Performance Period have been achieved or exceeded (subject to the authority of the Committee to determine that all or a portion of the Performance Shares have not been earned).

     In the case of (i) any merger, consolidation, share exchange or combination of the Corporation with or into another corporation (other than a merger, consolidation, share exchange or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), or a sale of all or substantially all of the business or assets of the Corporation, or (ii) a Change of Control of the Corporation, all Performance Periods shall be deemed to have ended as of the end of the most recent quarterly accounting period prior to the date of the merger, consolidation, share exchange, combination, sale of business or assets, or Change of Control, and the maximum percentage of Performance Shares (150% of the number granted) shall be deemed to have been earned. In the event that application of the foregoing provisions results in more than 1,500,000 Performance Shares being deemed to have been earned, then, notwithstanding any other provision of the PEP, any Performance Shares in excess of 1,500,000 deemed to have been earned shall be paid in cash equivalent in value to the corresponding shares of Common Stock.

     The Board of Directors may amend, suspend, or terminate the PEP; provided, however, that no such amendment, suspension, or termination shall impair any right theretofore granted to any Participant without the consent of the Participant; and provided further that no amendment will be made, without the approval of the stockholders, that would (i) increase the number of Performance Shares that may be granted under the PEP (except for adjustments permitted by the PEP), (ii) increase the maximum number of shares of Common Stock available for issuance under the PEP (except for adjustments permitted by the PEP), (iii) materially increase the 150% limitation on the percentage of Performance Shares granted for a Performance Period that may be earned for that Performance Period, or (iv) change the PEP's eligibility requirements. The PEP indemnifies members of the Committee against certain liabilities with respect to the administration of the PEP.

     The Corporation believes that, under current accounting rules, the grant of Performance Shares to a Participant will constitute compensation cost measured by the fair market value of the Performance Shares granted (as adjusted for estimated performance), less an appropriate income tax effect. Such compensation cost will be charged to net income for financial statement purposes on a pro rata basis over the Performance Period. As the fair market value of the Corporation's shares of Common Stock increases (or decreases to the extent of previously recognized increases), there will be a charge (or credit) to net income (until such Performance Shares are awarded or forfeited) equal to the after-tax effect of (a) the amount of the increase (or decrease) per share, multiplied by both (b) the estimated number of Performance Shares earned and (c) the percentage of compensation cost previously charged to net income on a pro rata basis

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over the Performance Period. If a Participant's Performance Shares are
forfeited, the amount of the charge to net income with respect to the Performance Shares will be reversed upon the forfeiture.

     SUMMARY OF AMENDMENTS TO THE PEP. As indicated above in the Organization Committee Report on Executive Compensation, Section 162(m) of the Tax Code denies the Corporation a deduction for federal income tax purposes for compensation paid to certain executive officers in excess of $1 million per year. Excluded from this $1 million limitation is "qualified performance-based compensation" within the meaning of the Section 162(m) Regulations. The Corporation believes that, if the proposed amendments to the PEP are approved by the stockholders of the Corporation at the meeting, with the exception of dividends or dividend equivalent payments under the PEP, compensation payable under the PEP for Performance Periods beginning on or after January 1, 1996 will be excluded from the $1 million limitation.

     Stockholders of the Corporation are being asked to approve the amendment of the PEP in the form attached hereto as Exhibit C. The principal amendments are as follows: (a) amendment of the definition of the Committee that administers the PEP to ensure that the members of the Committee are "outside directors" within the meaning of the Section 162(m) Regulations, (b) amendment of the definition of Performance Goals to the extent applicable to Participants who are executive officers to provide that the Performance Goals must be based on certain specified objective measures of financial performance, (c) addition of a provision that, with respect to each Performance Period beginning on or after January 1, 1996, limits the maximum number of Performance Shares that may be earned, and the maximum number of shares of Common Stock that may be issued, to any Participant to 75,000, (d) elimination of the discretion that the Committee has under the terms of the PEP to increase the amount of any award above the amount otherwise determinable upon application of the Performance Goals for Performance Periods beginning on or after January 1, 1996, and (e) amendment of certain administrative and other provisions to comply with the requirements of the Section 162(m) Regulations.

     Under the terms of the amended PEP, with respect to Participants who are executive officers the Committee will establish Performance Goals for each Performance Period based on one of, or a combination of, the following factors: the market price of the Common Stock at the close of business on the last business day of the Performance Period, increases in the market price of the Common Stock during the Performance Period, the earnings for the Performance Period (either before taxes, before interest and taxes, before depreciation, amortization, interest and taxes, or after all of the foregoing), the earnings per share for the Performance Period or any year or years in the Performance Period, or, as to the Corporation or any subsidiary, group, division, or operating unit thereof, the average annual return on equity or net assets for the Performance Period, or the return on equity or net assets for a specified year or years in the Performance Period, the average annual gross margin or cost of goods sold for the Performance Period, or the gross margin or cost of goods sold for a specified year or years in the Performance Period, or the average annual cash flow from operations or free cash flow for the Performance Period or the cash flow from operations or free cash flow for a specified year or years in the Performance Period. The actual business criteria to be selected by the Committee for a particular Performance Period will be selected by the Committee, and the related Performance Goals for the particular Performance Period will be determined by the Committee, at the beginning of the Performance Period. The Committee does not anticipate that it will disclose the specific goal or goals for any Performance Period because the Committee believes that this information is confidential business information, the disclosure of which would adversely affect the Corporation.

     SUMMARY OF TAX CONSEQUENCES OF THE PEP. The following discussion of certain federal income tax consequences of the PEP is based on the Tax Code provisions in effect on the date of this Proxy Statement, current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens, and the tax consequences may vary depending on the personal circumstances of individual employees.

     Unless a Participant files an election under Section 83(b) of the Tax Code, a Participant receiving a grant of Performance Shares in the form of shares of Common Stock does not have compensation includable in his or her gross income for federal income tax purposes at the time the Performance Shares are granted; provided the restrictions imposed by the Committee create a "substantial risk of forfeiture," as is

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anticipated by the Committee. However, the Participant realizes ordinary income for federal income tax purposes in the year in which the restrictions lapse and the Performance Shares cease to be subject to a substantial risk of forfeiture (which will generally occur after the end of the Performance Period with respect to the Performance Shares earned for that Performance Period). The amount of ordinary income realized at that time is equal to the fair market value of the Performance Shares that cease to be subject to a substantial risk of forfeiture on the date on which the substantial risk of forfeiture ceases. Any cash dividends on the shares prior to such recognition of income will be compensation income. Within 30 days after Performance Shares are granted to a Participant, he or she may make an election under Section 83(b) of the Tax Code to include in his or her gross income as compensation in the taxable year in which he or she receives the grant of Performance Shares the fair market value of the shares at the time of grant (determined without regard to any restriction that will lapse). If such an election is made, the lapse of the restrictions applicable to his or her Performance Shares is not a taxable event, and any gain or loss realized at the time the Performance Shares are sold is capital gain or loss. If a Section 83(b) election is filed, any cash dividends received in connection with the Performance Shares are treated as ordinary dividend income.

     A Participant receiving a grant of Performance Shares in the form of units equivalent to shares of Common Stock does not have compensation includable in his or her gross income for federal income tax purposes at the time such units are granted, and may not make a Section 83(b) election (described above) with respect to such units. However, the Participant realizes ordinary income for federal income tax purposes in the year in which units are paid or made available to him or her in an amount equal to the fair market value of a number of shares of Common Stock corresponding to the number of such units that are so paid or made available on the date the units are so paid or made available. Any cash dividend equivalents received on the units prior to payment of such units under the PEP are ordinary compensation income.

     The Corporation generally is entitled to a deduction in the amount and for the period in which a Participant realizes compensation income with respect to the Performance Shares granted under the PEP, subject to a test of reasonable compensation and the limitations under the Section 162(m) Regulations. However, the Internal Revenue Service regulations take the position that such deductions are available only if the Corporation withholds tax amounts due by the employee with respect to any such compensation income realized by him or her at the time such income is realized. The Committee has the right in its discretion to satisfy withholding tax liability by retaining or purchasing Performance Shares.

     To the extent Performance Shares are earned by reason of a Change of Control, such Performance Shares may in certain circumstances give rise to "excess parachute payments" for purposes of Section 28OG of the Tax Code which are not deductible by the Corporation and which are subject to a 20% excise tax imposed on the employee.

     VOTE REQUIRED. The approval of the amendment of the PEP requires the affirmative vote of a majority of the votes cast at the meeting provided that a quorum is present. As indicated above, abstentions will be considered as votes cast for purposes of determining whether the amendment to the PEP receives a sufficient number of affirmative votes and, therefore, will have the same effect as votes against approval of the amendment to the PEP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT OF THE BLACK & DECKER PERFORMANCE EQUITY PLAN.

PROPOSAL TO ADOPT THE BLACK & DECKER 1996 STOCK OPTION PLAN.

     The Board of Directors of the Corporation, at its meeting held on February 14, 1996, unanimously adopted resolutions declaring it advisable to adopt The Black & Decker 1996 Stock Option Plan (the "1996 Plan"), in the form attached hereto as Exhibit D, recommending the 1996 Plan to the stockholders and directing that the 1996 Plan be submitted to the stockholders for their approval at the meeting.

     In the opinion of the Board of Directors, the grant of stock options or stock appreciation rights to officers and key employees of the Corporation and its subsidiaries is a vital factor in the Corporation's

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ability to attract and retain effective and capable employees who contribute to the growth and success of the Corporation. As such, the Corporation's stock option plans have been and will continue to be an important part of the compensation package it offers to officers and other key employees. As of the date of this Proxy Statement, there were 445,571 shares of Common Stock available for future stock option grants under the Corporation's existing stock option plans. The Board of Directors believes that, absent stockholder approval of additional shares of Common Stock for issuance in connection with an appropriate stock option plan, the Corporation's ability to continue to attract and retain effective and capable employees will be adversely affected.

     After reviewing the terms of the existing stock option plans and the number of shares available for future stock option grants under those plans, the Board of Directors determined that it was appropriate to adopt the 1996 Plan. In adopting the 1996 Plan, the Board of Directors modified certain of the provisions that had been included in the Corporation's existing stock option plans to, among other things, ensure that compensation earned under the 1996 Plan will be excluded from the $1 million limitation under the Section 162(m) Regulations as "qualified performance-based compensation." Proceeds received by the Corporation upon the exercise of stock options granted under the 1996 Plan will be available to the Corporation for general corporate purposes and amounts paid in settlement of stock appreciation rights granted under the 1996 Plan will be paid from the general funds of the Corporation. It is not possible at this time to determine the number of persons employed by the Corporation and its subsidiaries who will be eligible for the grant of stock options or stock appreciation rights under the 1996 Plan on or prior to February 13, 2006. During fiscal year 1995, approximately 388 employees received stock option grants under the Corporation's existing stock option plans.

     SUMMARY OF THE 1996 PLAN. The 1996 Plan will be administered by the Organization Committee. No member of the Organization Committee, no member of the Board of Directors who is not also an employee, and no employee beneficially owning more than 10% of the combined voting power of all classes of stock will be eligible to participate in the 1996 Plan.

     Under the 1996 Plan, options and stock appreciation rights will be granted by the Organization Committee and will have an option exercise price or stock appreciation right base price equal to or greater than the average of the high and low sale price of the Common Stock on the date of grant. Options and stock appreciation rights may not be granted under the 1996 Plan after February 13, 2006. Options and stock appreciation rights may extend for a period of up to 10 years from the date of grant with the actual term to be established by the Organization Committee at the time of grant. Unless otherwise provided by the Organization Committee, option and stock appreciation right grants will be divided into four equal installments, with 25% becoming exercisable at yearly intervals after the date of grant. The Organization Committee will have the discretion to grant either incentive stock options or non-qualified stock options under the 1996 Plan. The Organization Committee has the discretion in the event the employment of an optionee or a stock appreciation right holder is terminated to take such action in respect of the option or stock appreciation right as the Organization Committee may deem appropriate, including accelerating the time during which options or stock appreciation rights may be exercised and extending the time following termination of employment during which the optionee is entitled to exercise the option or stock appreciation right, provided that in no event may any option or stock appreciation right be exercised after the expiration of its term. Options and stock appreciation rights will be non-transferable and non-assignable except by inheritance.

     The purchase price for shares of Common Stock upon the exercise of options generally may be paid either in cash, by delivering to the Corporation shares of Common Stock owned by the optionee that, together with any cash tendered, will equal in value the full purchase price, or by other "cashless" exercise methods specified in the 1996 Plan. Permitting stock-for-stock payments or other cashless exercises allows optionees to acquire shares of Common Stock without incurring the costs that may arise when the exercise price must be paid in cash. Stock-for-stock payments or other cashless exercises reduce the cash available to the Corporation as a result of option exercises. The Corporation's stock option plans,

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however, never have been intended to be capital-raising devices, and the amounts of cash that the Corporation's stock option plans have produced in the past, compared with the Corporation's historical requirements for, and other sources of cash, have not been material.

     Stock appreciation rights under the 1996 Plan may be granted as stand-alone rights or in tandem with a related option and are intended to permit the holder in lieu of exercising the option or in exchange for surrendering the stock appreciation right to surrender the option or the stock appreciation right in exchange for a payment in an amount equal to the difference between the exercise price or stock appreciation right base price and the market value of the Common Stock on the date of exercise. The payment may be made either in cash or in shares of Common Stock. Under the 1996 Plan, the form of payment will be determined by the Organization Committee acting in its sole discretion.

     The Board of Directors will have the discretion to grant limited stock appreciation rights under the 1996 Plan. Limited stock appreciation rights may be granted in tandem with a stock option and provide that in the event of a Change in Control, as defined in the 1996 Plan, the related options (provided, in the case of officers subject to Section 16 of the Securities Exchange Act of 1934, they have been held for at least six months) vest immediately and are automatically deemed exercised and the options canceled. Upon the exercise of limited stock appreciation rights, the holder is entitled to a cash payment equal to the number of shares covered by the related options multiplied by the excess over the exercise price of the options of the higher of the fair market value of the Common Stock on the date of the Change in Control or the highest per share price paid for the Common Stock in connection with the Change in Control.

     The 1996 Plan is not qualified under Section 401(a) of the Tax Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The 1996 Plan contains provisions to prevent dilution in case of stock dividends, stock splits, and changes in the Corporation's capital structure. The 1996 Plan may be amended, modified, or discontinued at any time by the Board of Directors, except that the Board of Directors does not have the power to (i) revoke or alter the terms of any valid option or stock appreciation right previously granted pursuant to the 1996 Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to options or stock appreciation rights granted pursuant to the 1996 Plan, (iii) decrease the exercise price of options granted pursuant to the 1996 Plan or increase the amount of cash or shares of Common Stock that a stock appreciation right holder is entitled to receive upon exercise of a stock appreciation right, (iv) change the class of employee to whom options or stock appreciation rights may be granted pursuant to the 1996 Plan, or (v) provide for options or stock appreciation rights exercisable more than 10 years after the date granted.

     The primary purposes for the adoption of a new stock option plan are to provide for additional shares of Common Stock that are available for the grant of options and stock appreciation rights and to conform to the requirements of the Section 162(m) Regulations. As indicated above in the Organization Committee Report on Executive Compensation, Section 162(m) of the Tax Code denies the Corporation a deduction for federal income tax purposes for compensation paid to certain executive officers in excess of $1 million per year. Excluded from this $1 million limitation is qualified performance-based compensation within the meaning of the Section 162(m) Regulations. The Corporation believes that, if the 1996 Plan is approved by the stockholders of the Corporation at the meeting, compensation payable under the 1996 Plan will be excluded from the $1 million limitation.

     The principal differences between the terms and conditions of the 1996 Plan and the prior stock option plans of the Corporation are as follows: (a) the definition of the Committee that administers the 1996 Plan has been changed to ensure that the members of the Committee are not only disinterested persons as defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 but also are outside directors within the meaning of the Section 162(m) Regulations, (b) the 1996 Plan provides that no employee may be granted more than 100,000 options or stock appreciation rights during any calendar year, (c) the 1996 Plan does not allow the Organization Committee to grant options or stock appreciation rights with an exercise price or base price less than the fair market value of the shares of Common Stock on the date of grant, (d) the Organization Committee has full power and authority to take all actions under

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
the 1996 Plan on behalf of the Corporation, and (e) the 1996 Plan does not provide for the grant of cash appreciation or tax offset rights.

     SUMMARY OF TAX CONSEQUENCES OF 1996 PLAN. The following discussion of certain federal income tax consequences of the 1996 Plan is based on the Tax Code provisions in effect on the date of this Proxy Statement, current regulations thereunder, and existing administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and the tax consequences may vary depending upon the personal circumstances of individual holders of options or stock appreciation rights.

     An option holder will not recognize income upon the grant of an option or a stock appreciation right under the 1996 Plan, or at any other time prior to the exercise of the option or stock appreciation right. Upon exercise of a non-qualified option, the option holder will recognize compensation taxable as ordinary income in an amount equal to the sum of the excess of the fair market value of the Common Stock on the date the option is exercised over the option price of the Common Stock. Upon exercise of a stock appreciation right, the stock appreciation right holder will recognize compensation taxable as ordinary income in an amount equal to the stock appreciation payment. This income is subject to withholding and other employment taxes. The Corporation then will be entitled to a deduction in a like amount for compensation paid to the option holder or stock appreciation right holder. The ordinary income recognized upon exercise of the option or stock appreciation right will constitute "personal service income" for purposes of federal income taxes. Participants will be advised to consult their personal tax advisors concerning the tax consequences of their participation in the 1996 Plan and their exercise of options or stock appreciation rights granted to them.

     A subsequent taxable disposition of shares of Common Stock acquired upon exercise of a non-qualified option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date the option was exercised and the amount realized on later disposition. The gain or loss will be long-term if the shares of Common Stock are held for more than one year.

     An option holder will not recognize income upon the grant or exercise of an incentive stock option under the 1996 Stock Option Plan if (i) no disposition of the Common Stock acquired pursuant to the option is made by the option holder within two years from the date of the granting of the option or within one year after the transfer of the Common Stock to the option holder upon exercise, and
(ii) at all times during the period beginning on the date the option was granted and ending on the day three months before the date of such exercise the option holder was an employee of the Corporation. The difference between the fair market value of the Common Stock on the date of exercise and the option price, however, is an item of tax preference for purposes of the alternative minimum tax.

     If an option holder who has acquired shares of Common Stock by the exercise of an incentive stock option makes a taxable disposition of such Common Stock after satisfying the above holding period requirements, the option holder generally will recognize long-term capital gain or loss measured by the difference between the option price and the selling price.

     If an option holder who has acquired shares of Common Stock by the exercise of an incentive stock option makes a taxable disposition of such Common Stock within two years from the date of the granting of the option or within one year after the transfer of such Common Stock to the option holder upon exercise, a disqualifying disposition occurs. In that event the option holder recognizes compensation taxable as ordinary income equal to the lesser of (i) the actual gain or (ii) the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. This income is subject to withholding and other employment taxes. If a loss is sustained on such a disposition, the loss will generally be treated as a capital loss. If the amount received on the disqualifying disposition exceeds the fair market value of the Common Stock on the date of exercise, the excess will generally be either long- or short-term capital gain.

     VOTE REQUIRED. The approval of the adoption of the 1996 Plan requires the affirmative vote of a majority of the votes cast at the meeting provided that a quorum is present. As indicated above, abstentions will be considered as votes cast for purposes of determining whether the proposal to adopt the 1996 Plan receives a sufficient number of affirmative votes and, therefore, will have the same effect as votes against approval of the 1996 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE BLACK & DECKER 1996 STOCK OPTION PLAN.

                               NEW PLAN BENEFITS

     Set forth in the table below are the hypothetical benefits or amounts that would be received by or allocated to the persons and groups referenced for each of the EAIP, the Stock Purchase Plan, the PEP, and the 1996 Plan based on the assumptions specified in the footnotes to the table. None of the benefits or amounts that actually will be received are determinable at this time.

                                                      STOCK
                                                    PURCHASE
                                 EAIP (1)           PLAN (2)                      PEP (3)                   1996 PLAN (4)
NAME AND POSITION            DOLLAR VALUE ($)    NUMBER OF UNITS    DOLLAR VALUE ($)    NUMBER OF UNITS    NUMBER OF UNITS
Nolan D. Archibald           $  900,000                0            $  627,767               17,809                  0
Chairman, President and
Chief Executive Officer
Raymond A. DeVita               172,500                0                     0                    0                  0
Executive Vice
President
Charles E. Fenton               144,000                0               149,460                4,240             25,000
Vice President and
General Counsel
Joseph Galli                    175,000                0               209,244                5,936            100,000
Group Vice President
Don R. Graber                   145,000                0               144,490                4,099             25,000
Group Vice President
Executive Group (5)           2,342,935                0             2,009,003               56,993            252,000
Non-Executive Director                0                0                     0                    0                  0
Group
Non-Executive Officer                 0          150,000(6)          2,149,157               60,969            484,100
Employee Group

     (1) The actual amounts to be earned will be based on the Corporation's performance against the performance goals established by the Organization Committee. The amounts shown are based on the target bonus established by the Organization Committee for fiscal year 1996 after taking into account the Organization Committee's intentions with respect to the use of negative discretion.

     (2) None of the Corporation's directors or executive officers are eligible to participate in the Stock Purchase Plan.

     (3) The amounts shown represent the dollar value of the actual number of Performance Shares granted under the PEP with respect to the three-year Performance Period beginning on January 1, 1996, based on the target award established by the Organization Committee. The actual amounts to be earned will be based on the Corporation's performance against the performance goals established by the Organization Committee and the closing price per share of Common Stock of $35.25 on December 29, 1995, the last trading day of fiscal year 1995. Under the PEP, separate awards currently are made each December for the Performance Period beginning on the following January 1.

     (4) The selection of participants under the 1996 Plan and the number of shares of Common Stock subject to options granted thereunder are at the discretion of the Organization Committee. The number of options included in the table is the actual number of options received by the respective individuals and groups in fiscal year 1995 under the Corporation's existing stock option plans.

     (5) The executive group consists of those individuals who were executive officers of the Corporation as of the date of this Proxy Statement.

     (6) The amount shown is the maximum number of shares of Common Stock that may be subscribed for during the initial one-year offering period under the Stock Purchase Plan. Participants are entitled to purchase the shares at a price equal to the lesser of 90% of the fair market value of the shares on the offering date or the purchase date.

RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is the practice of the Board of Directors of the Corporation to designate the accounting firm that will serve as independent public accountants for the Corporation. The Audit Committee has recommended that Ernst & Young LLP, who served during the past fiscal year, be selected to audit the Corporation's books for fiscal year 1996, and the Board of Directors of the Corporation has approved the selection of

Ernst & Young LLP. Unless a contrary vote is indicated, the Proxies solicited hereby will be voted for the ratification of the selection of Ernst & Young LLP as independent public accountants for fiscal year 1996. If the selection of Ernst & Young LLP is not ratified at the meeting, the Board of Directors will consider the selection of other independent public accountants for fiscal year 1996.

     The Audit Committee reviews and approves the audit and non-audit services to be provided by the Corporation's independent public accountants during the year, considers the effect that performing those services might have on audit independence, and approves management's engagement of the Corporation's independent public accountants to perform those services. At its February 1996 meeting, the Audit Committee reviewed the fiscal 1995 non-audit services described above and concluded that they have not impaired the independence of Ernst & Young LLP.

     A representative of Ernst & Young LLP is expected to be present at the 1996 Annual Meeting of Stockholders, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION FOR FISCAL YEAR 1996.

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

     Proper subjects for and the form of stockholder proposals are regulated by Rule 14a-8, promulgated pursuant to Section 14(a) of the Securities Exchange Act of 1934. Each stockholder proposal submitted to the Corporation must be received in a timely fashion and should indicate the full and correct registered name and address of the stockholder making the proposal and the number of shares of Common Stock owned by the proponent. If beneficial ownership is claimed, documentary proof of ownership should be submitted with the proposal. In addition, a proponent must notify the Corporation in writing of his or her intention to appear personally or by proxy at the meeting to present the proposal for action.

     Stockholder proposals to be considered for inclusion in the proxy statement for the 1997 Annual Meeting of Stockholders must be received by the Corporation on or before November 11, 1996. It is expected that the 1997 Annual Meeting of Stockholders will be held on April 22, 1997.

OTHER MATTERS

     Management does not know of any other matters that will come before the meeting. If any other matters should come properly before the meeting or if any of the persons named above as nominees for election as directors should decline or be unable to serve as a director, the holders of the proxies are authorized to vote the shares as they deem advisable. It is intended that the holders of the proxies will act according to their best judgment.

     The Corporation's By-Laws provide that, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the meeting by a stockholder, the stockholder must have given written notice thereof delivered to or mailed and received by the Secretary of the Corporation at the principal executive offices of the Corporation, not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which the notice of the date of the meeting was mailed or the public disclosure was made, whichever first occurred. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Corporation that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

     Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in the preceding paragraph; provided, however, that nothing in that paragraph shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Corporation's By-Laws, and if the Chairman should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

By Order of the Board of Directors
(Barbara B. Lucas signature)
Barbara B. Lucas
Vice President -- Public Affairs and
  Corporate Secretary

March 1, 1996
Towson, Maryland

                                                                       EXHIBIT A

               THE BLACK & DECKER EXECUTIVE ANNUAL INCENTIVE PLAN

 1. PURPOSE

    The purpose of The Black & Decker Corporation Executive Annual Incentive Plan is to make a part of the annual compensation of the Corporation's officers dependent on the Corporation's performance and to provide rewards for performance as a competitive incentive to their efforts on the Corporation's behalf, and thus to enhance and reinforce the Corporation's ability to achieve its business goals. It is the intention of the Board of Directors of the Corporation in adopting the Plan that amounts paid to Participants under the Plan be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the Section 162(m) Regulations.

 2. DEFINITIONS

    Whenever used for purposes of the Plan, the following terms have the meanings defined below, and when the defined meaning is intended, the term is capitalized:

    (a) "Award" means a grant to a Participant of incentive compensation under the Plan.
    (b)   "CEO" means the Chief Executive Officer of the Corporation.
    (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.
    (d) "Committee" means the Organization Committee of the Board of Directors of the Corporation, or any other committee consisting solely of two or more "outside directors" (within the meaning of the Section 162(m) Regulations) designated as such by the Board of Directors of the Corporation.
    (e)   "Corporation" means The Black & Decker Corporation.
    (f) "Maximum Participant Award" means, with respect to a particular Participant, the maximum Award payable to such Participant as determined in accordance with Section 6(c) under the Plan.
    (g) "Participant" means an employee who is an officer of the Corporation who has been designated to participate in the Plan.
    (h) "Performance Period" means the fiscal year in respect of which an Award is to be paid under the Plan.
    (i) "Plan" means The Black & Decker Executive Annual Incentive Plan, as amended from time to time.
    (j)   "Section 162(m) Regulations" mean the regulations adopted pursuant to
          Section 162(m) of the Code, as amended from time to time.
    (k) "Subsidiary" means any domestic or foreign corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Corporation.

 3. ADMINISTRATION

    (a) The Committee shall determine who shall be a Participant, the applicable performance goals for each Performance Period and the amount of any Awards paid under the Plan, shall construe, interpret and administer the Plan, and shall adopt such rules and regulations and take such other action as it deems appropriate. All decisions by the Committee shall be final, conclusive and binding on the Corporation and each Participant, former Participant, beneficiary and every other interested person. The Committee may condition participation in the Plan by an employee upon the employee agreeing to certain terms and conditions of employment (including, without limitation, noncompete, confidentiality or similar provisions). Prior to the payment of any Awards under the Plan the Committee shall certify, in accordance with the Section 162(m) Regulations, that the performance goals in respect of the applicable Performance Period have been satisfied. The Committee will report annually to the Board of Directors of the Corporation all action taken under the Plan, including Awards paid.

    (b) Within 90 days of the beginning of each Performance Period (or, if earlier, before 25% of the period of service to which the performance goals relate has elapsed), the Committee shall establish or approve performance goals for the Performance Period. The performance goals established by the Committee shall be stated in terms of an objective formula or standard and shall be based on one of, or a combination of, the following factors: the market price of the Corporation's Common Stock at the close of business on the last business day of the Performance Period, increases in the market price of the Corporation's Common Stock during the Performance Period, the earnings for the Performance Period (either before taxes, before interest and taxes, before depreciation, amortization, interest and taxes, or after all of the foregoing), the earnings per share for the Performance Period, or, as to the Corporation or any business unit thereof, the return on equity or net assets for the Performance Period, the gross margin or cost of goods sold for the Performance Period, or the cash flow from operations or free cash flow for the Performance Period.

    (c) The Committee shall administer the Plan in a manner consistent with the terms and conditions of the Section 162(m) Regulations to enable Awards paid under the Plan to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the
          Section 162(m) Regulations.

 4. PARTICIPATION

    (a) Participation in the Plan shall be limited to selected officers of the Corporation who the Committee has determined have a significant influence on the Corporation's annual corporate performance. The selection of Participants shall be made by the Committee within 90 days of the beginning of a Performance Period (or, if earlier, before 25% of the period of service to which the performance goals relate has elapsed) and communicated to the Participants as soon thereafter as practicable.

    (b) At any time during a Performance Period the Committee may designate new Participants or remove officers from participation, in its sole discretion. An officer's participation in the Plan in any prior year or years shall not give the officer the right to be a Participant in any subsequent year.

 5. AWARDS

    (a) At the end of each Performance Period, the CEO shall submit a written report to the Committee describing the performance of the Corporation (or, if applicable, a business unit) relative to those performance goals previously established by the Committee for the Performance Period.

    (b) Awards shall be made annually in accordance with the respective performance against the performance goals established by the Committee for the respective Performance Period.

    (c) The decision to pay or not to pay an Award and the amount of the Award to be paid shall be made by the Committee based on the performance goals established in respect of the applicable Performance Period and in accordance with the Section 162(m) Regulations. Under no circumstances may the Committee make an Award to a Participant that exceeds the applicable Maximum Participant Award for the respective Performance Period. The Committee in its sole discretion may reduce the amount of any Award paid to a Participant below the amount of the Award that otherwise would be payable to the Participant upon application of the performance goals for the applicable Performance Period or may decide not to pay an Award when performance goals for the applicable Performance Periods have been satisfied, but under no circumstances may the Committee increase the amount of any Award that otherwise would be payable to the Participant upon application of the performance goals for the applicable Performance Period.

    (d) With respect to each Participant, the Maximum Participant Award for a Performance Period shall be equal to 200% of his or her annual base salary on the date the Committee establishes the performance goals for the applicable Performance Period. Notwithstanding the foregoing, under no circumstances may the Maximum Participant Award for any Performance Period exceed $4 million.

 6. PAYMENT OF AWARDS

    (a) Awards shall be paid as soon as practicable after the end of a Performance Period, after audited results for the Performance Period are available, and after the Committee has certified that the applicable performance goals have been satisfied.

    (b) Awards shall be paid in cash and shall be paid in the currency in which each Participant's base salary is paid.

 7. TERMINATION OF EMPLOYMENT

    If before an Award is actually paid to a Participant with respect to a Performance Period the Participant ceases to be a regular, full-time employee of the Corporation or any of its Subsidiaries for a reason other than retirement with a right to an immediate retirement benefit, the Participant's eligibility under the Plan shall terminate and no Award will be made. If a Participant's employment terminates at a time when the Participant has a right to receive an immediate retirement benefit from the Corporation or any of its Subsidiaries, the Committee may make such Award as it deems appropriate under the circumstances; provided, however, that the Award shall not exceed the Award the Participant would have been entitled to receive upon application of the performance goals for the applicable Performance Period if the Participant had been employed for the entire Performance Period times a fraction the numerator of which shall equal the number of days the Participant was employed by the Corporation and its Subsidiaries during the Performance Period and the denominator of which shall equal the number of days in the Performance Period.

 8. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS

    No officer or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation or a Subsidiary or affecting the right of the Corporation and its Subsidiaries to terminate the employment of any person at any time, for any reason and with or without notice.

 9. TAX WITHHOLDING

    The Corporation or a Subsidiary, as appropriate, shall have the right to deduct from all Award payments for any Federal, State or local taxes or other similar payments required by law to be withheld with respect to such payments.

10. EXPENSES OF PLAN

    The expenses of administering the Plan shall be borne by the Corporation and its Subsidiaries.

11. AMENDMENT AND TERMINATION

    The Corporation may, in its discretion, terminate, amend or modify this Plan at any time and from time to time.

12. EFFECTIVE DATE OF THE PLAN

    The Plan shall be effective as of January 1, 1996, provided that the Plan is approved by the stockholders of the Corporation at the 1996 Annual Meeting of Stockholders or any adjournment thereof. In the event the Plan is not approved by the stockholders of the Corporation at the 1996 Annual Meeting of Stockholders or any adjournment thereof, the Plan shall terminate and be of no force and effect and no benefits shall be payable hereunder.

                                                                       EXHIBIT B

                        THE BLACK & DECKER 1996 EMPLOYEE
                              STOCK PURCHASE PLAN

     The purpose of The Black & Decker 1996 Employee Stock Purchase Plan is to provide a method by which eligible employees of The Black & Decker Corporation and its Subsidiaries may purchase shares of Common Stock of the Corporation by payroll deduction and at favorable prices. By this means, eligible employees will be given an opportunity to acquire an additional interest in the prosperity, growth and earnings of the Corporation and a further incentive to promote the best interests of the Corporation.

 1. DEFINITIONS

     The following terms shall have the meanings set forth below:

    (a) "Base Salary" shall mean an Eligible Employee's annual basic or regular compensation from the Corporation and its Subsidiaries, based on his or her compensation rate in effect at the applicable Offering Date, excluding overtime, commissions, bonuses and other non-basic compensation items. In the case of an Eligible Employee who has no basic or regular rate of compensation, his or her "Base Salary" shall be an amount determined by the Corporation in its discretion to reflect the basic salary rate that would apply to that Eligible Employee if he or she was paid a regular salary for comparable services.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and any regulations promulgated thereunder.

    (c) "Common Stock" shall mean the shares of common stock, par value $.50 per share, of the Corporation.

    (d)   "Corporation" shall mean The Black & Decker Corporation.

    (e) "Eligible Employees," as of any applicable Offering Date, shall mean all Employees who have been in the employ of the Corporation or any of its Subsidiaries continuously for at least one year, other than (i) persons who are officers of the Corporation within the meaning of the Exchange Act on the applicable Offering Date, unless they are not "highly compensated employees," as defined in Section 414(q) of the Code; (ii) persons who are paid through a non-U.S. payroll; and (iii) persons who after purchasing shares of Common Stock under the Plan would own shares of capital stock possessing five percent or more of the total combined voting power or value of all classes of outstanding capital stock of the Corporation or any of its Subsidiaries. For purposes of the preceding sentence, capital stock that any person may purchase under outstanding stock options shall be treated as owned by the person and the provisions of Section 425(d) of the Code shall apply. An Eligible Employee who terminates employment with the Corporation and all of its Subsidiaries shall become eligible to participate in the Plan as of the Offering Date immediately following his or her reemployment with the Corporation or any of its Subsidiaries regardless of his or her period of employment following reemployment, provided such person otherwise then qualifies as an Eligible Employee.

    (f) "Employee" shall mean each active, regular full-time or active, regular part-time employee of the Corporation or any of its Subsidiaries, including but not limited to officers of the Corporation and its Subsidiaries, provided that such employee's normal work week is at least 20 hours per week and provided further that "Employee" shall not include any employee who is on leave or layoff status or is otherwise inactive.

    (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (h) "Offering Date" shall mean the third Friday in May in each of the years 1996 through 2000.

    (i) "Offering Period" shall mean each of the periods commencing on an Offering Date and ending on the Purchase Date in the year immediately following such Offering Date.

    (j) "Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock in each of the respective Offering Periods in an amount determined in accordance with the terms of the Plan.

    (k) "Participant," as it relates to an Offering Period, shall mean each Eligible Employee who has executed a subscription agreement in accordance with Section 4 of the Plan and whose subscription and related Option have not been canceled.

    (l)   "Plan" shall mean The Black & Decker 1996 Employee Stock Purchase
          Plan.

    (m) "Purchase Date" shall mean the first Friday in July in each of the years 1997 through 2001.

    (n) "Stock Price" shall mean the mean of the high and low of the price per share of Common Stock as reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange, or if such shares of Common Stock are not sold on such date, the mean of the high and low of the price per share of Common Stock as reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange for the most recent prior date on which shares of Common Stock were sold.

    (o) "Subsidiaries" shall mean a corporation of which capital stock possessing more than 50% of the total combined voting power of all classes of its capital stock entitled to vote generally in the election of directors is owned in the aggregate by the Corporation, directly or indirectly, through one or more Subsidiaries.

 2. ELIGIBILITY TO PARTICIPATE; GRANT OF OPTION

    (a) As of any Offering Date, each Eligible Employee shall be granted an Option, which shall entitle the Eligible Employee to purchase shares of Common Stock in accordance with the terms and conditions of the Plan. Subject to the further limitations set forth in Section 2(b) of the Plan, the maximum number of shares of Common Stock that an Eligible Employee shall be entitled to purchase pursuant to such Option shall equal the lesser of (i) the number of whole shares of Common Stock purchasable for $25,000 based on the Stock Price on the applicable Offering Date, (ii) the number of whole shares of Common Stock purchasable for 15% of the Eligible Employee's Base Salary based on the Stock Price on the applicable Offering Date, or (iii) 500 shares of Common Stock.

    (b) Notwithstanding the provisions of Section 2(a) of the Plan, the maximum number of shares of Common Stock purchasable by all Eligible Employees during an Offering Period shall be as follows: during the Offering Period ending in July 1997, 150,000 shares; during the Offering Period ending in July 1998, one-fourth of the shares of Common Stock remaining after the first Offering Period; during the Offering Period ending in July 1999, one-third of the shares of Common Stock remaining after the first two Offering Periods; during the Offering Period ending in July 2000, one-half of the shares of Common Stock remaining after the first three Offering Periods; and during the Offering Period ending in July 2001, all of the shares of Common Stock remaining under the Plan. In the event of an oversubscription for shares of Common Stock during any Offering Period, the largest subscriptions shall be reduced until the oversubscription is eliminated. For example, if there was an oversubscription of 150 shares and there were three subscriptions for 100 shares each with the next largest subscription being for 50 shares, each of the 100 share subscriptions would be reduced to 50 shares.

 3. STOCK SUBJECT TO THE PLAN

    (a) There shall be reserved for the granting of Options under the Plan and for issuance and sale pursuant to such Options 750,000 shares of Common Stock. The shares of Common Stock to be issued upon the exercise of Options under the Plan shall be made available from the authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to Options under the Plan.

    (b) In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, share exchange or any other change in the capital structure of the Corporation, the Board of Directors of the Corporation may make such adjustments as it deems appropriate in the number, kind and purchase price of the shares of Common Stock subject to Options under the Plan.

 4. SUBSCRIPTION AGREEMENTS

    On or about each Offering Date the Corporation shall make subscription agreements available to all Eligible Employees. To subscribe for shares of Common Stock in connection with an Offering Period, an Eligible Employee must complete, execute and deliver a subscription agreement to the Corporation between the Offering Date and the close of business on the first Friday in July in respect of that Offering Period. A separate subscription agreement must be executed for each Offering Period under the Plan.

 5. PURCHASE PRICE

    The purchase price per share of Common Stock purchasable under Options granted in respect of each Offering Period under the Plan shall be equal to the lesser of 90% of (i) the Stock Price on the Offering Date or (ii) the Stock Price on the Purchase Date, in each case adjusted down to the nearest one-eighth point (12 1/2(cents)).

 6. PAYMENT; CURRENCY

    (a) Payment for shares of Common Stock shall be made through payroll deductions in equal installments over a period of 50 weeks, with no right of prepayment. Payment for shares of Common Stock subscribed for under the Plan shall be made in United States dollars.

    (b) Notwithstanding the provisions of Section 6(a) of the Plan, Eligible Employees who have subscribed for shares of Common Stock under the Plan, who subsequent to the applicable Offering Date are on leave or layoff status and who are eligible to continue participation in the Plan shall be entitled to make installment payments by personal check or through any other arrangement acceptable to the Corporation.

    (c) If, as of any Purchase Date, a Participant has made an overpayment for the number of shares of Common Stock subscribed for in respect of the applicable Offering Period, either as a result of the application of
          Section 5 of the Plan or otherwise, such overpayment shall be refunded as soon as practicable.

 7. CANCELLATION OF PARTICIPATION

    (a) A Participant may cancel his or her subscription in respect of any Offering Period at any time prior to the applicable Purchase Date by giving written notice of cancellation of the subscription to the Corporation. As soon as practicable after receipt of any such written notice the Corporation will return the funds previously deposited by the Participant, without interest thereon.

    (b) In the event that any installment payment due under the Plan shall remain unpaid for a period of 30 days without arrangements being made for the payment of such installment, which arrangements are acceptable to the Corporation in its sole discretion, the subscription and Option relating to the unpaid installment shall be canceled automatically without further action by the Participant or the Corporation. As soon as practicable after any such cancellation, the Corporation will return the funds previously deposited by the Participant, without interest thereon.

    (c) In the event that a Participant's employment with the Corporation and its Subsidiaries is terminated (other than as a result of layoff subject to recall within 90 days but including, without limitation, as a result of the sale by the Corporation or any of its Subsidiaries of a Subsidiary, business or product line) prior to the Purchase Date applicable to an Offering Period in which the Participant is participating, his or her subscription and the Option relating thereto shall be deemed canceled automatically without further action by the Participant or the Corporation. In the event that a Participant is laid off or is on a leave of absence prior to the Purchase Date applicable to an Offering Period in which such Participant is participating, the Participant shall continue to participate in the Plan, unless he or she does not resume employment within 90 days beginning on the date such layoff or leave commenced, in which case his or her subscription and the Option relating thereto shall be deemed automatically canceled at the close of business on the 90th day after the date such layoff or leave commenced. As soon as practicable after any such cancellation, the Corporation will return the funds previously deposited by such Participant, without interest thereon.

    (d) In the event that a Participant retires with a right to receive an immediate retirement benefit or dies prior to the Purchase Date applicable to an Offering Period in which the Participant is participating, the Participant or his or her estate, as the case may be, may elect within 30 days after the date of retirement or death to
          (i) cancel the subscription and Option relating thereto and receive in cash the funds previously deposited or (ii) apply the funds previously deposited to the purchase of as many whole shares of Common Stock as the funds will purchase at a price equal to the purchase price calculated in accordance with Section 5(i) of the Plan, with the balance being refunded to the Participant or his or her estate, as the case may be. A failure by the Participant or his or her estate to make such an election shall be treated as a notice of cancellation under
          Section 8(a) of the Plan.

 8. EXERCISE OF OPTION; CERTIFICATES

    (a) Options granted to Eligible Employees whose subscription has not been canceled in accordance with the terms of the Plan shall be deemed to have been exercised, in respect of each Offering Period, on the applicable Purchase Date without further action by the Eligible Employee or the Corporation.

    (b) Upon the exercise of any Options under the terms of the Plan, the funds relating to each Option exercised shall be paid over to the Corporation. As soon as practicable thereafter, certificates for the whole shares of Common Stock purchased shall be issued to Participants whose Options have been so exercised.

    (c) No fractional shares of Common Stock shall be issued under any circumstances. In lieu of any such fractional shares, Participants shall receive a cash payment based on the Stock Price on the applicable Purchase Date or, in the case of a purchase in accordance with Section 7(d) of the Plan, the date on which the Corporation receives written notice of the Participant's or his or her estate's election to purchase shares of Common Stock thereunder.

    (d) Shares of Common Stock issued under the Plan shall be issued in the name of the Participant, unless such Participant has given written notice to the Corporation directing that the shares of Common Stock be issued in the name of the Participant and his or her spouse as tenants by the entireties or joint tenants with right of survivorship. Shares of Common Stock will not be issued in any other name or names under the Plan.

 9. RIGHTS NOT TRANSFERABLE

    Except as contemplated by Section 8(d) of the Plan, an Eligible Employee's rights to subscribe for shares of Common Stock under the Plan and rights in respect of any Option granted under the Plan belong to the Eligible Employee alone and may not be transferred, assigned to or availed of for any purpose by any other person.

10. ADMINISTRATION

    The Plan shall be administered by the Vice President of Human Resources of the Corporation, who shall have full authority, consistent with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as he or she deems desirable, to delegate his or her responsibilities hereunder to appropriate persons and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations and interpretations of the Vice President of Human Resources or his or her designee shall be binding upon all persons.

11. AMENDMENT OR TERMINATION OF THE PLAN

    The Board of Directors of the Corporation shall have the right to amend, modify or terminate the Plan at any time without notice; provided, however, that no Participant's then existing rights may be adversely affected and, provided further, that no such amendment or modification of the Plan shall
    (i) decrease the purchase price for the shares of Common Stock offered under the Plan, (ii) increase the maximum number of shares of Common Stock that a Participant may purchase, (iii) extend the duration of the Plan or (iv) increase the number of shares of Common Stock offered under the Plan (other than as a result of the provisions of Section 3(b) of the Plan).

                                                                       EXHIBIT C

                   THE BLACK & DECKER PERFORMANCE EQUITY PLAN

SECTION 1. PURPOSE

     The purpose of The Black & Decker Performance Equity Plan (the "Plan") is to attract and retain key employees of The Black & Decker Corporation (the "Corporation") and its Subsidiaries, to motivate those employees to put forth maximum efforts for the long-term success of the business, and to encourage ownership of the Corporation's Stock by them.

SECTION 2. DEFINITIONS

     The following definitions are applicable to the Plan:

    (a) "Committee" shall mean the Organization Committee of the Corporation's Board of Directors or such other committee of the Board comprised of not less than three members as the Board of Directors shall from time to time appoint to administer the Plan. All members of the Committee shall be members of the Board of Directors of the Corporation who are not eligible to participate in the Plan and who are (i) disinterested persons as defined in Rule 16b-3 adopted pursuant to the Exchange Act, and (ii) outside directors as defined in the Section 162(m) Regulations.

    (b) "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive shares of Stock or other payments due the Participant in the event of the Participant's death, or in the absence of an effective designation by the Participant, the Participant's surviving spouse, or, if there is no surviving spouse, the Participant's estate.

    (c) "Employee" shall mean a regular full-time salaried employee of the Corporation or of a Subsidiary.

    (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (e) "Executive Officer" shall mean an executive officer of the Corporation within the meaning of Rule 3b-7 promulgated under the Exchange Act and a "covered employee" as defined by the Section 162(m) Regulations.

    (f)   "Fiscal Year" shall mean the fiscal year of the Corporation.

    (g) "Participant" shall mean an Employee who is selected by the Committee to participate in the Plan pursuant to Section 5.

    (h) "Performance Goals" shall mean the performance objective or objectives relating to, in whole or in part, the performance of the Corporation or any Subsidiary, group, division, or operating unit of the Corporation or any Subsidiary during a Performance Period. With respect to a Participant who is an Executive Officer, the performance objective or objectives shall be based on one of, or a combination of, the following factors: the market price of the Stock at the close of business on the last business day of the Performance Period, increases in the market price of the Stock during the Performance Period, the earnings for the Performance Period or any year or years in the Performance Period (either before taxes, before interest and taxes, before depreciation, amortization, interest and taxes, or after all of the foregoing), the earnings per share for the Performance Period or any year or years in the Performance Period, or, as to the Corporation or any Subsidiary, group, division or operating unit thereof, the average annual return on equity or net assets for the Performance Period or the return on equity or net assets for a specified year or years in the Performance Period, the average annual gross margin or cost of goods sold for the Performance Period or the gross margin or cost of goods sold for a specified year or years in the Performance Period, or the average annual cash flow from operations or free cash flow for the Performance Period or the cash flow from operations or free cash flow for a specified year or years in the Performance Period.

    (i) "Performance Period" shall mean with respect to each grant of Performance Shares a period of three to five Fiscal Years.

    (j) "Performance Shares" shall mean a grant pursuant to Sections 5 and 7 of an award in the form of shares of Common Stock or units equivalent thereto.

    (k) "Section 162(m) Regulations" shall mean the regulations adopted pursuant to Section 162(m) of the Internal Revenue Code of 1986 (as amended), as such regulations may be amended from time to time.

    (l) "Stock" shall mean the common stock, $.50 par value, of the Corporation.

    (m) "Subsidiary" shall mean any business entity in which the Corporation, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interests.

SECTION 3. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have full power to establish the form and terms and conditions (including, without limitation, noncompete, confidentiality or similar provisions) of the Performance Share Agreement that shall represent the grant of Performance Shares to a Participant hereunder, to construe and interpret the Plan and to establish and amend rules and regulations for its administration. All actions taken and decisions made by the Committee pursuant to the provisions of the Plan shall be binding and conclusive on all persons for all purposes, including but not limited to Participants and their legal representatives and beneficiaries. The rights of a Participant shall at all times be subject to the terms and conditions set forth in the respective Performance Share Agreement.

SECTION 4. MAXIMUM AMOUNT AVAILABLE FOR GRANTS

    (a) The maximum number of Performance Shares that may be granted and the maximum number of shares of Stock that may be issued under the Plan is 1,500,000, subject to adjustment as provided in Section 11. If Performance Shares are forfeited under the Plan, they and any related shares of Stock shall again be available for grant and issuance under the Plan. Subject to Section 10, if Performance Shares are paid in cash rather than in shares of Stock, they and any related shares of Stock shall not be available for grant and issuance.

    (b) Shares of Stock delivered under the Plan shall be made available from authorized but unissued shares.

    (c) With respect to each Performance Period beginning on or after January 1, 1996, the maximum number of Performance Shares that may be granted, and the maximum number of shares of Stock that may be issued, to any Participant shall be 75,000.

SECTION 5. PARTICIPATION; GRANTS

     The Committee shall from time to time make grants of Performance Shares to Participants selected from among those Employees who, in the opinion of the Committee, have the capacity to contribute in substantial measure to the successful performance of the Corporation and its Subsidiaries. In making grants, the Committee may take into account a Participant's level of responsibility, rate of compensation, individual performance and contribution, and such other criteria as it deems appropriate. If an Employee becomes a Participant after the commencement of a Performance Period, the number of Performance Shares granted, if any, may be prorated for the length of time remaining in the Performance Period. With respect to any Employee who is or becomes an Executive Officer, the Committee may not designate the Employee a Participant more than 90 days after the commencement of a Performance Period. The Committee may not grant Performance Shares to any member of the Committee.

SECTION 6. PERFORMANCE GOALS

     The Committee shall establish Performance Goals for each Performance Period on the basis of such criteria, and to accomplish such objectives, as the Committee may from time to time determine. The Committee shall also establish a schedule or schedules for the Performance Period setting forth the percentage of the Performance Shares granted that will be earned or forfeited based on the percentages of the Performance Goals for the period that are actually achieved or exceeded. To provide Participants with additional motivation, the Committee, in its discretion, may provide for the issuance to individual Participants, where Performance Goals in excess of a target are achieved or exceeded, of additional, fully vested and unrestricted Performance Shares not to exceed 50% of the Performance Shares granted for the Performance Period; provided, however, that with respect to Performance Periods beginning on or after January 1, 1996, if such an additional grant is made to an Executive Officer, the number of additional Performance Shares to be granted to the Executive Officer shall be fixed by the Committee within 90 days of the commencement of the Performance Period, and the grant of additional Performance Shares to the Executive Officer shall be contingent upon the attainment of the Performance Goals established, in writing, by the Committee within 90 days of the commencement of the Performance Period. In setting Performance Goals, the Committee may use return on equity, earnings growth, revenue growth, peer comparisons or such other measures of performance in such manner as it deems appropriate; provided, however, that for Performance Periods beginning on or after January 1, 1996, Performance Goals established with respect to a Participant who is an Executive Officer shall be based on one of, or a combination of, the factors set forth in the definition of Performance Goals. The Committee shall establish Performance Goals before, or as soon as practicable after, the commencement of the Performance Period; provided that with respect to a Participant who is an Executive Officer the Performance Goals shall be established in writing by the Committee not later than 90 days after the commencement of the Performance Period. During the Performance Period and until such time thereafter as payment is made in accordance with Section 8(b), the Committee shall have the authority to adjust upward or downward the Performance Goals or the measure or measures of performance in such manner as it deems appropriate to reflect unusual, extraordinary or nonrecurring events, changes in applicable accounting rules or principles or in the Corporation's methods of accounting, changes in applicable tax law or regulations, changes in Fiscal Year or such other factors as the Committee may determine, including authority to determine that all or any portion of any Performance Shares otherwise earned for the Performance Period have not been earned (even if applicable Performance Goals originally established have been met). Notwithstanding the preceding sentence, with respect to a Performance Period beginning on or after January 1, 1996, the Committee shall have no such authority to the extent that the existence or exercise of the authority would result in any awards made to such Participants for the Performance Period not being excluded from covered compensation under the Section 162(m) Regulations as a result of the qualified performance based compensation exclusion in the
Section 162(m) Regulations.

SECTION 7. DURING PERFORMANCE PERIOD

    (a) Performance Shares may be granted in the form of either shares of Stock or units equivalent thereto as described in the following paragraphs of this Section 7.

    (b) If Performance Shares are granted in the form of shares of Stock, certificates representing the Performance Shares shall be issued in the name of the Participant, but shall be retained in the custody of the Corporation until the expiration of the Performance Period and the determination of the number of shares, if any, that are to be forfeited pursuant to the terms of the grant. During the Performance Period (and until such time thereafter as payment is made in accordance with Section 8(b)), the Performance Shares shall not be transferable, except to the extent rights may pass upon the death of the Participant to a Designated Beneficiary pursuant to the terms of this Plan. The Participant shall have the right during the Performance Period to receive all cash dividends and other cash distributions with respect to the Performance Shares granted to the Participant that have not previously been forfeited and to vote such shares. Any distribution of shares of stock or other securities or property made with respect to Performance Shares held in the name of a Participant shall be treated as part of the Performance Shares of the Participant and shall be subject to forfeiture and all the other limitations and restrictions imposed upon such Performance Shares. Upon the expiration of the Performance Period or the occurrence of any other event that may give rise to forfeiture under the Plan, the Corporation may defer payment of dividends on Performance Shares until a determination is made as to the number of such shares, if any, to be forfeited, and no further dividends shall be paid with respect to forfeited shares after the date of the forfeiture (regardless of whether the record date of the dividend is before or after the date of the forfeiture). The Participant shall retain the right to vote all Performance Shares until a determination has been made by the Committee as to whether such shares, or a part thereof, have been forfeited. In the event of the death of the Participant, his Designated Beneficiary shall have the same right to receive cash dividends and other cash distributions with respect to the Performance Shares that are not forfeited and to vote such shares as the Participant would have had if he had survived.

    (c) If Performance Shares are granted in the form of units equivalent to shares of Stock, no certificates shall be issued with respect to the units, but the Corporation shall maintain a bookkeeping account in the name of the Participant to which the units shall relate and the units shall otherwise be treated in a comparable manner as if the Participant had been awarded shares of Stock (except that no voting rights or other stock ownership rights shall apply to the units). Each such unit shall represent the right to receive one share of Stock or a cash payment of equivalent value at the time, in the manner and subject to the restrictions set forth in the Plan. If, during the Performance Period, cash dividends or other cash distributions are paid with respect to shares of Stock, the Corporation shall pay to the Participant in cash an amount equal to the cash dividends or cash distributions that he would have received if the Performance Shares had been granted in the form of shares of Stock rather than units equivalent thereto. If, during the Performance Period, shares of stock or other securities or property are distributed with respect to the Stock, additional units equivalent to such shares, securities or property shall be added to the Participant's bookkeeping account as additional units and shall be subject to forfeiture and all other limitations and restrictions imposed upon the related units. Upon the expiration of the Performance Period or the occurrence of any other event that may give rise to forfeiture under the Plan, the Corporation may defer payment of dividend equivalents on units of Performance Shares until a determination is made as to the number of such units, if any, to be forfeited, and no further dividend equivalents shall be paid with respect to forfeited units after the date of the forfeiture (regardless of whether the record date of the dividend is before or after the date of the forfeiture). In the event of the death of the Participant, his Designated Beneficiary shall have the same right to receive cash payments equivalent to cash dividends and other cash distributions with respect to the units of Performance Shares which are not forfeited as the Participant would have had if he had survived. A Participant (or Designated Beneficiary) shall have no right to or interest in any specific assets of the Corporation or any of its Subsidiaries by reason of the establishment of the bookkeeping account described in this paragraph (c), and shall have only the right of an unsecured creditor of the Corporation with respect to amounts payable from such account under this Plan.

SECTION 8. PAYMENT

    (a) As soon as practicable after the end of a Performance Period, except as permitted in paragraph (c) of this Section 8, the Committee shall determine the extent to which the Performance Goals have been achieved or exceeded and, on this basis, shall certify and declare in writing what percentages, if any, of the granted Performance Shares have been earned with respect to the Performance Period.

    (b) In accordance with the procedures specified by the Committee from time to time, payment of Performance Shares that have been earned shall be made in Stock, cash equivalent in value to the corresponding shares of Stock, or a combination thereof as determined by the Committee.

    (c) For the first Performance Period established under the Plan (but not for any subsequent Performance Periods), the Committee may in its discretion establish interim Performance Goals applicable to a Fiscal Year or Years ending prior to the end of the Performance Period, and provide for a portion of the Performance Shares granted for the Performance Period to be earned and paid out as soon as practicable following the end of each such Fiscal Year or Years to the extent such interim Performance Goals are satisfied.

SECTION 9. TERMINATION OF EMPLOYMENT AND FORFEITURES

     Subject to the provisions of Section 10:

    (a) Except as otherwise provided in paragraph (c) below, Performance Shares which are granted but not earned by a Participant with respect to the Performance Period shall be forfeited.

    (b) Except as otherwise provided in paragraph (c) below or in Section 8(c), if a Participant ceases to be an Employee prior to the end of the Performance Period, all of such Participant's Performance Shares for the Performance Period shall be forfeited.

    (c) If prior to the end of a Performance Period, a Participant dies or ceases to be an Employee by reason of (i) retirement from active employment with a right to receive an immediate pension benefit under the applicable pension plan of the Corporation or any of its Subsidiaries, (ii) extended disability (such as entitles the Participant to long-term disability payments under the applicable pension plan or long-term disability plan of the Corporation or any of its Subsidiaries), or (iii) for any other reason specified in each case by the Committee, there shall be forfeited as of the cessation of employment a number of Performance Shares equal to the number initially granted to the Participant for that Performance Period multiplied by a fraction, (i) the numerator of which shall be the number of full calendar months from the date of the Participant's cessation of employment to the end of the Performance Period, and (ii) the denominator of which shall be the number of months representing the entire Performance Period; provided, that with respect to Performance Periods beginning before January 1, 1996, the Committee is authorized to declare (before or as soon as practicable after such cessation of employment) that a lesser number of Performance Shares shall be forfeited as of the date of such cessation of employment. With respect to the Performance Shares that are not so forfeited as of the date of such cessation of employment, the Performance Period shall continue and the percentage of such remaining Performance Shares that are earned or forfeited shall be determined based upon the extent to which the applicable Performance Goals for such Performance Period have been achieved or exceeded (subject to the last two sentences of Section 6).

    (d) Transfer from the Corporation to a Subsidiary, from a Subsidiary to the Corporation, or from one Subsidiary to another Subsidiary shall not be considered a termination of employment. Nor shall it be considered a termination of employment if an Employee is placed on military or sick leave or on other leave of absence that is considered by the Committee as continuing intact the employment relationship. In those cases, the employment relationship shall be continued until the later of the date when the leave equals 90 days or the date when an Employee's right to reemployment shall no longer be guaranteed either by law or by contract, except that in the event active employment is not renewed at the end of the leave of absence, the employment relationship shall be deemed to have been terminated at the beginning of the leave of absence.

SECTION 10. MERGERS, SALES AND CHANGE OF CONTROL

    (a) In the case of (i) any merger, consolidation, share exchange or combination of the corporation with or into another corporation (other than a merger, consolidation, share exchange or combination in which the Corporation is the surviving corporation and which does not result in the outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change of Control of the Corporation, all Performance Periods shall be deemed to have ended as of the end of the most recent quarterly accounting period prior to the date of the merger, consolidation, share exchange, combination, sale of assets, or Change of Control and the maximum percentage of Performance Shares (150% of the number granted or, with respect to Performance Periods beginning on or after January 1, 1996, 100% of the number granted) shall be deemed to have been earned. In the event that application of the foregoing provisions results in more than 1,500,000 Performance Shares being deemed to have been earned, then notwithstanding any other provision of the Plan (including but not limited to the provisions of Section 4) any Performance Shares in excess of 1,500,000 deemed to have been earned shall be paid in cash equivalent in value to the corresponding shares of Stock.

    (b) "Change of Control" of the Corporation shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is in fact required to do so, provided that, without limitation, such a change of control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of the period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this definition) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Corporation; or (D) the stockholders of the Corporation approve a merger, consolidation or share exchange between the Corporation and any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or share exchange, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

SECTION 11. ADJUSTMENT OF AND CHANGES IN STOCK

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, share exchange, rights offering, distribution of assets, or any other change in the corporate structure or capital stock of the Corporation, the Committee shall make such adjustments, if any, as it deems appropriate in the number of Performance Shares that have been or may be granted under the Plan, the number of shares of Stock available for issuance under the Plan, and the Performance Goals and the number of Performance Shares that may be earned, to reflect the change, and any adjustments so made shall be conclusive for all purposes of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS

    (a) The rights or interest of a Participant or Designated Beneficiary under the Plan may not be assigned, encumbered or transferred until such time as payment is made in accordance with Section 8(b), except to the extent rights may pass upon the death of the Participant to a Designated Beneficiary pursuant to the terms of this Plan.

    (b) No Employee or other person shall have any claim or right to be granted Performance Shares under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee or other person any right to be retained in the employ of the Corporation or any of its Subsidiaries.

    (c) Performance Shares granted or earned and cash dividends or other cash distribution paid under the Plan shall not be deemed compensation in determining the amount of any entitlement under any retirement or other employee benefit plan of the Corporation or any of its Subsidiaries.

    (d) The Committee may adopt and apply rules that will ensure that the Corporation and its Subsidiaries will be able to comply with applicable provisions of any Federal, state or local law relating to the withholding of tax, including but not limited to the withholding of tax on dividends paid on Performance Shares and on the amount, if any, includable in income of a Participant after the expiration of the Performance Period. The Committee shall have the right in its discretion to satisfy withholding tax liability by retaining or purchasing Performance Shares.

    (e) The Plan shall be construed in accordance with and governed by the laws of the State of Maryland.

    (f) In this Plan, whenever the context so requires, the masculine gender includes the feminine and a singular number includes the plural.

SECTION 13. AMENDMENT OR TERMINATION

     The Board of Directors of the Corporation may amend, suspend or terminate the Plan at any time and in such manner and to such extent as it deems advisable, but no amendment shall be made without the approval of a majority of the shares represented and entitled to vote at a duly called meeting of stockholders at which a quorum is present that would (i) increase the number of Performance Shares that may be granted under the Plan (except as provided in Section 11), (ii) increase the maximum number of shares of Stock available for issuance under the Plan (except as provided in Section 11), (iii) materially increase the 50% limitation set forth in Section 6, or (iv) change the Plan's eligibility requirements. No amendment, suspension or termination shall impair any right theretofore granted to any Participant, without the consent of the Participant.

SECTION 14. EFFECTIVE DATE AND TERM OF PLAN

     This Plan shall become effective only if approved by the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on January 29, 1990, or any adjournment thereof, and, if so approved, shall be effective as of January 1, 1990. Performance Shares may be granted under the Plan after December 31, 1995, only if the amendments to the Plan approved by the Board of Directors of the Corporation on February 14, 1996, are approved by the affirmative vote of the holders of a majority of the shares present and entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 23, 1996, or any adjournment thereof. No Performance Shares shall be granted under the Plan after December 31, 2000.

SECTION 15. INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as members of the Corporation's Board of Directors or as members of the Committee, each member of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Performance Shares granted thereunder, and against all amounts paid by him in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Corporation, or paid by him in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in his duties; provided that within 60 days after the institution of such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

                                                                       EXHIBIT D

                   THE BLACK & DECKER 1996 STOCK OPTION PLAN

     The proper execution of the duties and responsibilities of the executive and other key employees of The Black & Decker Corporation and its subsidiaries is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable employees to assume positions that contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in its employ and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan will serve these purposes.

                                  ARTICLE 1:00

                                  DEFINITIONS

     The following terms whenever used herein shall have the meanings set forth below.

1:01 The term "Board of Directors" shall mean the Board of Directors of the Corporation.

1:02 The term "Change in Control" shall have the meaning provided in Section 10:02 of the Plan.

1:03 The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

1:04 The term "Committee" shall mean a committee to be appointed by the Board of Directors to consist of three or more of those members of the Board of Directors who are disinterested persons within the meaning of Rule 16b-3 promulgated under the Exchange Act and are outside directors within the meaning of the Section 162(m) Regulations, as each may be amended from time to time.

1:05 The term "Common Stock" shall mean the shares of common stock, par value $.50 per share, of the Corporation.

1:06    The term "Corporation" shall mean The Black & Decker Corporation.

1:07 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1:08 The term "Fair Market Value of a share of Common Stock" shall mean the average of the high and low sale price per share of Common Stock as finally reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange, or if shares of Common Stock are not sold on such date, the average of the high and low sale price per share of Common Stock as finally reported in the New York Stock Exchange Composite Transactions for the New York Stock Exchange for the most recent prior date on which shares of Common Stock were sold.

1:09 The term "Incentive Stock Option" shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.

1:10 The term "Limited Stock Appreciation Right" shall mean a limited tandem stock appreciation right that entitles the holder to receive cash upon a Change in Control pursuant to Article 10:00 of the Plan.

1:11 The term "Nonqualified Stock Option" shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

1:12 The term "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms Incentive Stock Option and Nonqualified Stock Option.

1:13 The term "Option Agreement" shall mean the written agreement representing Options granted pursuant to the Plan as contemplated by
        Article 6:00 of the Plan.

1:14 The term "Plan" shall mean The Black & Decker 1996 Stock Option Plan as approved by the Board of Directors on February 14, 1996, and adopted by the stockholders of the Corporation at the 1996 Annual Meeting of Stockholders, as the same may be amended from time to time.

1:15 The term "Rights" shall include Stock Appreciation Rights and Limited Stock Appreciation Rights.

1:16 The term "Section 162(m) Regulations" shall mean the regulations adopted pursuant to Section 162(m) of the Code.

1:17 The term "Stock Appreciation Right" shall mean a right to receive cash or shares of Common Stock pursuant to Article 8:00 of the Plan.

1:18 The term "Stock Appreciation Right Agreement" shall mean the written agreement representing Stock Appreciation Rights granted pursuant to the Plan as contemplated by Article 8:00 of the Plan.

1:19 The term "Stock Appreciation Right Base Price" shall mean the base price for determining the value of a Stock Appreciation Right under Section 8:02, which Stock Appreciation Right Base Price shall be established by the Committee at the time of the grant of Stock Appreciation Rights pursuant to the Plan and shall not be less than the Fair Market Value of a share of Common Stock on the date of grant. If the Committee does not establish a specific Stock Appreciation Right Base Price at the time of grant, the Stock Appreciation Right Base Price shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right.

1:20 The term "subsidiary" or "subsidiaries" shall mean a corporation of which capital stock possessing 50% or more of the total combined voting power of all classes of its capital stock entitled to vote generally in the election of directors is owned in the aggregate by the Corporation directly or indirectly through one or more subsidiaries.

                                  ARTICLE 2:00

                           EFFECTIVE DATE OF THE PLAN

2:01 The Plan shall become effective upon stockholder approval, provided that such approval is received on or before May 31, 1996, and provided further that the Committee may grant Options or Rights pursuant to the Plan prior to stockholder approval if such Options or Rights by their terms are contingent upon subsequent stockholder approval of the Plan.

                                  ARTICLE 3:00

                                 ADMINISTRATION

3:01    The Plan shall be administered by the Committee.

3:02 The Committee may establish, from time to time and at any time, subject to the limitations of the Plan as set forth herein, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

3:03 The Committee shall from time to time determine the names of those executives and other key employees who, in its opinion, should receive Options or Rights, and shall determine the numbers of shares on which Options should be granted or upon which Rights should be based to each such person and the nature of the Options or Rights to be granted.

3:04 Options and Rights shall be granted by the Corporation only upon the prior approval of the Committee and upon the execution of an Option Agreement or Stock Appreciation Right Agreement between the Corporation and the Option holder or the Stock Appreciation Right holder.

3:05 The Committee's interpretation and construction of the provisions of the Plan and the rules and regulations adopted by the Committee shall be final. No member of the Committee or the Board of Directors shall be liable for any action taken or determination made, in respect of the Plan, in good faith.

                                  ARTICLE 4:00

                           PARTICIPATION IN THE PLAN

4:01 Participation in the Plan shall be limited to such executives and other key employees of the Corporation and its subsidiaries who at the date of grant of an Option or Right are regular, full-time employees of the Corporation or any of its subsidiaries and who shall be designated by the Committee.

4:02 No member of the Board of Directors who is not also an employee shall be eligible to participate in the Plan. No employee who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Corporation shall be eligible to participate in the Plan.

4:03 No employee may be granted, in any calendar year, Options or Stock Appreciation Rights exceeding 100,000 in the aggregate.

                                  ARTICLE 5:00

                           STOCK SUBJECT TO THE PLAN

5:01 There shall be reserved for the granting of Options or Stock Appreciation Rights pursuant to the Plan and for issuance and sale pursuant to such Options or Stock Appreciation Rights 2,400,000 shares of Common Stock. To determine the number of shares of Common Stock available at any time for the granting of Options or Stock Appreciation Rights, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The shares of Common Stock to be issued upon the exercise of Options or Stock Appreciation Rights granted pursuant to the Plan shall be made available from the authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to the exercise of Options or Stock Appreciation Rights pursuant to the Plan. Except as provided in Section 5:03, however, the aggregate number of shares of Common Stock that may be issued upon the exercise of Options and Stock Appreciation Rights pursuant to the Plan shall not exceed 2,400,000 shares and no more than 2,400,000 Stock Appreciation Rights shall be granted pursuant to the Plan.

5:02 Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

5:03 Subject to the provisions of Section 10:02, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, share exchange, acquisition of property or stock, or any change in the capital structure of the Corporation, the Committee shall make such adjustments as may be appropriate in the number and kind of shares reserved for purchase by executives or other key employees, in the number, kind and price of shares covered by Options and Stock Appreciation Rights granted pursuant to the Plan but not then exercised, and in the number of Rights, if any, granted pursuant to the Plan but not then exercised.

                                  ARTICLE 6:00

                        TERMS AND CONDITIONS OF OPTIONS

6:01 Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form and with such terms and conditions (including, without limitation, noncompete, confidentiality or other similar provisions) as the Committee from time to time may determine. The right of an Option holder to exercise his or her Option shall at all times be subject to the terms and conditions set forth in the respective Option Agreement.

6:02 The exercise price per share for Options shall be established by the Committee at the time of the grant of Options pursuant to the Plan and shall not be less than the Fair Market Value of a share of

        Common Stock on the date on which the Option is granted. If the Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

6:03 Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to 10 years from the date on which it is granted. The term of each Option shall be determined by the Committee at the time of grant of the Option, provided that if no term is established by the Committee the term of the Option shall be 10 years from the date on which it is granted.

6:04 Unless otherwise provided by the Committee, the number of shares of Common Stock subject to each Option shall be divided into four installments of 25% each. The first installment shall be exercisable 12 months after the date the Option was granted, and each succeeding installment shall be exercisable 12 months after the date the immediately preceding installment became exercisable. If an Option holder does not purchase the full number of shares of Common Stock that he or she at any time has become entitled to purchase, he or she may purchase all or any part of those shares of Common Stock at any subsequent time during the term of the Option.

6:05 Options shall be nontransferable and nonassignable, except that Options may be transferred by testamentary instrument or by the laws of descent and distribution.

6:06 Upon voluntary or involuntary termination of an Option holder's employment, his or her Option and all rights thereunder shall terminate effective at the close of business on the date the Option holder ceases to be a regular, full-time employee of the Corporation or any of its subsidiaries, except (i) to the extent previously exercised, (ii) as provided in Sections 6:07, 6:08, and 6:09, and (iii) in the case of involuntary termination of employment, for a period of 30 days thereafter the Option holder shall be entitled to exercise that portion of the Option which was exercisable at the close of business on the date the Option holder ceased to be a regular, full-time employee of the Corporation or any of its subsidiaries.

6:07 In the event an Option holder (i) ceases to be an executive or other key employee of the Corporation or any of its subsidiaries due to involuntary termination, (ii) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, or (iii) terminates employment by reason of illness, disability, or other special circumstance, the Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Options may be exercised and extending the time following the Option holder's termination of employment during which the Option holder is entitled to purchase the shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:08 If an Option holder dies during the term of his or her Option without having fully exercised the Option, the executor or administrator of his or her estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within three years of the Option holder's death to purchase the number of shares of Common Stock that the deceased Option holder was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:09 If an Option holder's employment is terminated without having fully exercised his or her Option and (i) the Option holder is 62 years of age or older, or (ii) the Option holder has been employed by the Corporation or any of its subsidiaries for at least 10 years and the Option holder's age plus years of such employment total not less than 55 years, then such Option holder shall have the right within three years of the Option holder's termination of employment to purchase the number of shares of Common Stock that the Option holder was entitled to purchase at the date of termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

6:10 The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Option holder for any specified period.

6:11    In addition to the general terms and conditions set forth in this
        Article 6:00 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

        (a) The aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of Common Stock in respect of which "incentive stock options" are exercisable for the first time by the Option holder during any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000; and

        (b) The Option Agreement in respect of an Incentive Stock Option may contain any other terms and conditions specified by the Board of Directors that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for "incentive stock options" under Section 422 of the Code.

                                  ARTICLE 7:00

                         METHODS OF EXERCISE OF OPTIONS

7:01 An Option holder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Article 7:00. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

7:02    Payment or provision for payment shall be made as follows:

        (a) The Option holder shall deliver to the Corporation at the address set forth in Section 7:01 United States currency in an amount equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

        (b) The Option holder shall tender to the Corporation shares of Common Stock already owned by the Option holder that, together with any cash tendered therewith, have an aggregate fair market value (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 7:01 is received by the Corporation) equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

        (c) The Option holder shall deliver to the Corporation an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the aggregate purchase price of the shares of Common Stock as to which such exercise relates and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Option holder or to deliver the remaining shares of Common Stock to the Option holder.

        Notwithstanding the foregoing provisions, the Committee, in granting Options pursuant to the Plan, may limit the methods in which an Option may be exercised by any person and, in processing any purported exercise of an Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Option holder (other than the method of exercise set forth in Section 7:02(a)) if, (A) in the opinion of counsel to the Corporation, (i) the Option holder is or within the six months preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the method of exercise selected by the Option holder would subject the Option holder to a substantial risk of liability under Section 16 of the Exchange Act, or (B) in the opinion of the Committee, the method of exercise could have an adverse tax or accounting effect to the Corporation.

7:03 In addition to the alternative methods of exercise set forth in Section 7:02, holders of Nonqualified Stock Options shall be entitled, at or prior to the time the written notice provided for in Section 7:01 is delivered to the Corporation, to elect to have the Corporation withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option that number of shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 7:01 is received by the Corporation) necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. Alternatively, such holder of a Nonqualified Stock Option may elect to deliver previously owned shares of Common Stock upon exercise of the Nonqualified Stock Option to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option. The maximum amount that an Option holder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Option holder may deliver shall be based on the maximum federal, state and local taxes payable by the Option holder. Notwithstanding the foregoing provisions, the Committee may include in the Option Agreement relating to any such Nonqualified Stock Option provisions limiting or eliminating the Option holder's ability to pay his or her withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Option Agreement but in the opinion of the Committee such withholding could have an adverse tax or accounting effect to the Corporation, at or prior to exercise of the Nonqualified Stock Option the Committee may so limit or eliminate the Option holder's ability to pay his or her withholding tax obligation with shares of Common Stock. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect any of the methods of satisfying his or her withholding tax obligation in respect of any exercise if, in the opinion of counsel to the Corporation, (i) the holder of the Nonqualified Stock Option is or within the six months preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under Section 16 of the Exchange Act.

7:04 An Option holder at any time may elect in writing to abandon an Option in respect of all or part of the number of shares of Common Stock as to which the Option shall not have been exercised.

7:05 An Option holder shall have none of the rights of a stockholder of the Corporation until the shares of Common Stock covered by the Option are issued to him upon exercise of the Option.

                                  ARTICLE 8:00

               TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

8:01 Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a Stock Appreciation Right Agreement in such form and with such terms and conditions (including, without limitation, noncompete, confidentiality or other similar provisions) as the Committee from time to time may determine. Notwithstanding the foregoing provision, Stock Appreciation Rights granted in tandem with a related Option shall be evidenced by the Option Agreement in respect of the related Option. The right of a Stock Appreciation Right holder to exercise his or her Stock Appreciation Rights shall at all times be subject to the terms and conditions set forth in the respective Stock Appreciation Right Agreement.

8:02 Except as provided in Section 9:03, each Stock Appreciation Right shall entitle the holder, subject to the terms and conditions of the Plan, to receive upon exercise of the Stock Appreciation Right an amount, payable in cash or shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in
        Section 9:01 is received by the Corporation), equal to the Fair Market Value of a share of Common Stock on the date of receipt by the Corporation of the notice required by Section 9:01 less the Stock Appreciation Right Base Price. Notwithstanding the foregoing provision, each Stock Appreciation Right that is granted in tandem with a related Option shall entitle the holder, subject to the terms and conditions of the Plan, to surrender to the Corporation for cancellation all or a portion of the related Option, but only to the extent such Stock Appreciation Right and related Option then are exercisable, and to be paid therefor an amount, payable in cash or shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in Section 9:01 is received by the Corporation), equal to the Fair Market Value of a share of Common Stock on the date of receipt by the Corporation of the notice required by
        Section 9:01 less the Stock Appreciation Right Base Price.

8:03 Each Stock Appreciation Right, subject to the other limitations set forth in the Plan, may extend for a period of up to 10 years from the date on which it is granted. The term of each Stock Appreciation Right shall be determined by the Committee at the time of grant of the Stock Appreciation Right, provided that if no term is established by the Committee the term of the Stock Appreciation Right shall be 10 years from the date on which it is granted.

8:04 Unless otherwise provided by the Committee, the number of Stock Appreciation Rights granted pursuant to each Stock Appreciation Right Agreement shall be divided into four installments of 25% each. The first installment shall be exercisable 12 months after the date the Stock Appreciation Right was granted, and each succeeding installment shall be exercisable 12 months after the date the immediately preceding installment became exercisable. If a Stock Appreciation Right holder does not exercise the Stock Appreciation Right to the extent that he or she at any time has become entitled to exercise, the Stock Appreciation Right holder may exercise all or any part of the Stock Appreciation Right at any subsequent time during the term of the Stock Appreciation Right.

8:05 Stock Appreciation Rights shall be nontransferable and nonassignable, except that Stock Appreciation Rights may be transferred by testamentary instrument or by the laws of descent.

8:06 Upon voluntary or involuntary termination of a Stock Appreciation Right holder's employment, his or her Stock Appreciation Right and all rights thereunder shall terminate effective as of the close of business on the date the Stock Appreciation Right holder ceases to be a regular, full-time employee of the Corporation or any of its subsidiaries, except
        (i) to the extent previously exercised, (ii) except as provided in Sections 8:07, 8:08, and 8:09, and (iii) in the case of involuntary termination of employment, for a period of 30 days thereafter the Stock Appreciation Right holder shall be entitled to exercise that portion of the Stock Appreciation Right which was exercisable at the close of business on the date the Stock Appreciation Right holder ceased to be a regular, full-time employee of the Corporation or any of its subsidiaries.

8:07 In the event a Stock Appreciation Right holder (i) ceases to be an executive or other key employee of the Corporation or any of its subsidiaries due to involuntary termination, (ii) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, or (iii) terminates employment by reason of illness, disability, or other special circumstance, the Committee may consider his or her case and may take such action in respect of the related Stock Appreciation Right Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Stock Appreciation Rights may be exercised and extending the time following the Stock Appreciation Right holder's termination of employment during which the Stock Appreciation Right holder is entitled to exercise his or her Stock Appreciation Rights, provided that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:08 If a Stock Appreciation Right holder dies during the term of his or her Stock Appreciation Right without having fully exercised the Stock Appreciation Right, the executor or administrator of his or her estate or the person who inherits the right to exercise the Stock Appreciation Right by bequest or inheritance shall have the right within three years of the Stock Appreciation Right holder's death to exercise the Stock Appreciation Rights that the deceased Stock Appreciation Right holder was entitled to purchase at the date of death, after which the Stock Appreciation Right shall lapse, provided that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:09 If a Stock Appreciation Right holder's employment is terminated without having fully exercised his or her Stock Appreciation Right and (i) the Stock Appreciation Right holder is 62 years of age or older, or (ii) the Stock Appreciation Right holder has been employed by the Corporation or any of its subsidiaries for at least 10 years and the Stock Appreciation Right holder's age plus years of such employment total not less than 55 years, then such Stock Appreciation Right holder shall have the right within three years of the Stock Appreciation Right holder's termination of employment to exercise the Stock Appreciation Rights that the Stock Appreciation Right holder was entitled to exercise at the date of termination, after which the Stock Appreciation Right shall lapse, provided that in no event may any Stock Appreciation Right be exercised after the expiration of the term of the Stock Appreciation Right.

8:10 The granting of a Stock Appreciation Right pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, expressed or implied, on the part of the Corporation or any of its subsidiaries to employ the Stock Appreciation Right holder for any specified period.

                                  ARTICLE 9:00

                METHODS OF EXERCISE OF STOCK APPRECIATION RIGHTS

9:01 A Stock Appreciation Right holder (or other person or persons, if any, entitled to exercise a Stock Appreciation Right hereunder) desiring to exercise a Stock Appreciation Right granted pursuant to the Plan shall notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of Stock Appreciation Rights to be exercised. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Stock Appreciation Right holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

9:02 The Committee in its sole and absolute discretion shall determine whether a Stock Appreciation Right shall be settled upon exercise in cash or in shares of Common Stock. The Committee, in making such a determination, may from time to time adopt general guidelines or determinations as to whether Stock Appreciation Rights shall be settled in cash or in shares of Common Stock.

9:03 In the event that a Stock Appreciation Right holder delivers the notice required by Section 9:01 and, in the opinion of counsel to the Corporation, (i) the Stock Appreciation Right holder is or within the six months preceding such notice was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the exercise of the Stock Appreciation Right would subject the Stock Appreciation Right holder to a substantial risk of liability under
        Section 16 of the Exchange Act, the Corporation may refuse to recognize the Stock Appreciation Right holder's exercise notice. In the event that a Stock Appreciation Right is exercised by a person who, in the opinion of counsel to the Corporation, is subject to reporting under Section 16(a) of the Exchange Act, the notice required by Section 9:01 is received by the Corporation within the "window periods" specified in Rule 16b-3(e) of the Exchange Act (or any successor thereto), and the Stock Appreciation Right is to be settled in cash, the Stock Appreciation Right holder shall be entitled to receive, in lieu of the amount provided for in Section 8:02 of the Plan, an amount equal to the highest Fair Market Value of a share of Common Stock during the applicable "window period" specified in Rule 16b-3(e) of the Exchange Act (or any successor thereto) less the Stock Appreciation Right Base Price.

                                 ARTICLE 10:00

                       LIMITED STOCK APPRECIATION RIGHTS

10:01 Notwithstanding any other provision of the Plan, the Committee, in its sole and absolute discretion, may grant Limited Stock Appreciation Rights entitling Option holders to receive, in connection with a Change in Control (as defined in Section 10:02), a cash payment in cancellation of all of their Options which are outstanding on the date the Change in Control occurs (whether or not such Options are then presently exercisable; provided, however, that in the case of officers subject to Section 16 of the Exchange Act the Options to which the Limited Stock Appreciation Rights relate have been held for a period of at least six months from the date of acquisition to the date of cash settlement), which payment shall be equal to the number of shares covered by the cancelled Options multiplied by the excess over the exercise price of the Options of the higher of the (i) Fair Market Value of a share of Common Stock on the date of the Change in Control or (ii) the highest per share price paid for the shares of Common Stock in connection with the Change in Control (with the value of any noncash consideration paid in connection with the Change in Control to be determined by the Committee in its sole and absolute discretion). For purposes of this Section 10:01 as well as the other provisions of this Plan, once an Option or portion of an Option has terminated, lapsed or expired, or has been abandoned, in accordance with the provisions of the Plan, the Option (or the portion of the Option) that has terminated, lapsed or expired, or has been abandoned, shall cease to be outstanding. Limited Stock Appreciation Rights shall not be exercisable at the discretion of the holder but shall automatically be exercised upon a Change in Control.

10:02 For purposes of Section 10:01 of the Plan, a "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is in fact required to comply therewith, provided that, without limitation, such a Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (C) of this Section 10.02) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the stockholders of the Corporation approve a merger, share exchange or consolidation of the Corporation with any other corporation, other than a merger, share exchange or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger, share exchange or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

                                 ARTICLE 11:00

                   AMENDMENTS AND DISCONTINUANCE OF THE PLAN

11:01 The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan provided that, except as provided in Section 5:03, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option, Stock Appreciation Right, or Limited Stock Appreciation Right previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options or Stock Appreciation Rights granted pursuant to the Plan,
        (iii) decrease the price determined pursuant to the provisions of
        Section 6:02 or increase the amount of cash or shares of Common Stock that a Stock Appreciation Right holder is entitled to receive upon exercise of a Stock Appreciation Right, (iv) change the class of employee to whom Options or Stock Appreciation Rights may be granted pursuant to the Plan, or (v) provide for Options or Stock Appreciation Rights exercisable more than 10 years after the date granted.

                                 ARTICLE 12:00

               PLAN SUBJECT TO GOVERNMENTAL LAWS AND REGULATIONS

12:01 The Plan and the grant and exercise of Options, Stock Appreciation Rights, and Limited Stock Appreciation Rights pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations.

                                 ARTICLE 13:00

                              DURATION OF THE PLAN

13:01 No Option or Stock Appreciation Right shall be granted pursuant to the Plan after the close of business on February 13, 2006.

                                            [BLACK & DECKER LOGO]
NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

ANNUAL MEETING
OF STOCKHOLDERS
APRIL 23, 1996

THE BLACK & DECKER
CORPORATION

701 East Joppa Road
Towson, Maryland 21286

                                HAVE YOU MOVED?

THE BLACK & DECKER
  CORPORATION
MAIL STOP TW-266
701 EAST JOPPA ROAD
TOWSON, MARYLAND 21286

Please change my address on the books of The Black & Decker Corporation.
Name of Owner:
(PRINT NAME EXACTLY AS IT APPEARS ON STOCK CERTIFICATE)
From (Old Address):
(PLEASE PRINT)
To (New Address):
   Street Address            City or Town            State            Zip Code
Date:                      Signature:
Owner should sign name exactly as it appears on Stock Certificate.
If this form is signed by a representative, evidence of authority should be supplied.
             THIS FORM MAY BE ENCLOSED IN ENVELOPE WITH PROXY CARD

To Black & Decker Stockholders:

Attached above is your 1996 Black & Decker proxy card. Please read both sides of the card and mark, sign, and date it. Then detach and return it promptly, using the enclosed envelope. We urge you to vote your shares.

You are invited to attend the 1996 Annual Meeting of Stockholders on Tuesday, April 23, 1996, at 11:00 a.m. at the Sheraton Baltimore North Hotel,
901 Dulaney Valley Rd., Towson, Maryland 21286.

Thank you in advance for voting on these important issues.


Barbara B. Lucas
Secretary


                   Don't forget to sign and date this proxy.


                          THE BLACK & DECKER CORPORATION
                   701 East Joppa Road, Towson, Maryland 21286

            This Proxy is Solicited on Behalf of the Board of Directors

P

R The undersigned hereby appoints Nolan D. Archibald, Alonzo G. Decker, Jr., and Lawrence R. Pugh, and each of them, Proxies of the undersigned,
O with power of substitution, to vote all shares of capital stock of the Corporation that the undersigned could vote if present at the 1996
X Annual Meeting of Stockholders to be held April 23, 1996, and at any adjournment or adjournments thereof. The undersigned further gives the
Y Proxies authority to vote according to their best judgment in respect of any other matters properly coming before the meeting.

       Election of Directors. Nominees:

       N.D. Archibald, B.L. Bowles, M. Candlish, A.G. Decker, Jr., A. Luiso, L.R. Pugh, M.H. Willes, and M.C. Woodward, Jr.

       You are encouraged to specify your choices by marking the
       appropriate boxes (SEE REVERSE SIDE), but you NEED NOT MARK
       any boxes if you wish to VOTE IN ACCORDANCE with the Board   SEE REVERSE
       of Directors' recommendations. Please mark, sign, date, and       SIDE
       return this Proxy promptly using the enclosed envelope.


[X] Please mark your
    vote as in this
    example.

  This Proxy when properly executed will be voted in the manner directed herein. If no direction is given, this Proxy will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3, 4, 5, and 6.

The Board of Directors recommends a vote FOR its nominees and FOR proposals 2, 3, 4, 5, and 6.

                  FOR   WITHHELD
1. Election of
   Directors      [ ]     [ ]
   (see reverse)

   Vote FOR all nominees, except:

                                           FOR       AGAINST       ABSTAIN
2. Proposal to Adopt
   the Executive                           [ ]         [ ]           [ ]
   Annual Incentive
   Plan
                                           FOR       AGAINST       ABSTAIN
3. Proposal to Adopt the 1996
   Employee Stock Purchase                 [ ]         [ ]           [ ]
   Plan

4. Proposal to Amend the
   Performance Equity Plan                 [ ]         [ ]           [ ]

5. Proposal to Adopt the 1996
   Stock Option Plan                       [ ]         [ ]           [ ]

6. Ratification of Ernst & Young
   LLP as Independent                      [ ]         [ ]           [ ]
   Accountant

Please sign name(s) exactly as printed hereon. If signing as attorney, administrator, executor, guardian, or trustee, please give full title as such.


SIGNATURE(S)                                         DATE